UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

August 1, 2007
Date of Report (Date of Earliest Event Reported)

Alliance Bancorp Trust 2007-OA1
(Exact name of issuing entity as specified in its charter)

Alliance Securities Corp.
(Exact name of depositor as specified in its charter)

Alliance Bancorp.
(Exact name of sponsor as specified in its charter)


New York              333-135166-01             54-2199808
(State or Other       (Comission                54-2199809
Jurisdiction of        File Number)             54-2199810
Incorporation)                                (IRS Employer
                                              Identification No.)

 c/o Wells Fargo Bank, N.A.
 9062 Old Annapolis Road
 Columbia, MD                                                    21045
 (Address of principal executive offices of the issuing entity)  (Zip Code)

 (410) 884-2000
 (Telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

In connection with the transfer of servicing described under Item 6.02 in this Form 8-K, the following material definitive agreements were entered into: (a) the Servicing Rights Purchase and Sale Agreement dated June 29, 2007 (the "Purchase and Sale Agreement"), between IndyMac Bank, F.S.B. ("IndyMac"), as purchaser and Alliance Bancorp ("Alliance"), pursuant to which Alliance agreed to sell and assign to IndyMac its rights to service the mortgage loans backing the Alliance Securities Corp. Mortgage Backed Pass-Through Certificates, Series 2007-OA1 (the "Mortgage Loans") as set forth in the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), by and among Alliance Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator ("Wells Fargo"), GMAC Mortgage, LLC, as back-up servicer ("GMAC"), and Deutsche Bank National Trust Company, as trustee, (b) the commitment letter dated June 29, 2007 (the "Commitment Letter"), from Alliance to IndyMac setting forth the terms of the sale and assignment by Alliance to IndyMac of Alliance's rights to service the Mortgage Loans as set forth in the Pooling and Servicing Agreement, and (c) the Notification and Consent Letter dated June 29, 2007 (the "Notification and Consent Letter"), from Alliance to IndyMac, Wells Fargo and GMAC pursuant to which each of IndyMac, Wells Fargo and GMAC are notified of and consent to one or more of the following: (i) the appointment of IndyMac as successor servicer under the Pooling and Servicing Agreement, (ii) the termination of GMAC as back-up servicer under the Pooling and Servicing Agreement and (iii) the termination of GMAC as subservicer under the subservicing agreement, dated as of May 30, 2007 between Alliance and GMAC. The Purchase and Sale Agreement, the Commitment Letter and the Notification and Consent Letter are attached hereto as exhibits 99.1, 99.2 and 99.3 respectively.




Section 6 - Asset-Backed Securities

Item 6.02 - Change of Servicer or Trustee.


Effective August 1, 2007, Alliance Bancorp ("Alliance") as servicer under the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), by and among Alliance Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator ("Wells Fargo"), GMAC Mortgage, LLC, as back-up servicer ("GMAC"), and Deutsche Bank National Trust Company, as trustee was removed as servicer thereunder and replaced by IndyMac Bank, F.S.B ("IndyMac") pursuant to the sale and assignment by Alliance to IndyMac of Alliance's servicing rights with respect to the mortgage loans backing the Alliance Securities Corp. Mortgage Backed Pass-Through Certificates, Series 2007-OA1 (the "Mortgage Loans") pursuant to a Servicing Rights Purchase and Sale Agreement dated as of June 29, 2007 (the "Purchase and Sale Agreement"), between Alliance as seller and IndyMac as purchaser.

The following information about IndyMac is disclosed pursuant to items 1108, 1117 and 1119 of Regulation AB:



The principal executive offices of IndyMac Bank, F.S.B. ("IndyMac Bank") are located at 888 East Walnut Street, Pasadena, California 91101-7211, Pasadena, California 91101. IndyMac Bank is a federal savings bank and a wholly-owned subsidiary of IndyMac Intermediate Holdings, Inc., which is a wholly-owned subsidiary of IndyMac Bancorp, Inc. The business now operated by IndyMac Bank began in 1993 and became a federal savings bank in 2000.

IndyMac Bank will act as successor servicer under the Pooling and Servicing Agreement. IndyMac Bank has been master servicing mortgage loans since 1993 and servicing mortgage loans directly (servicing without the use of a subservicer) since 1998. As of the date of filing of this Form 8-K, IndyMac Bank is rated (x) by Fitch, "RPS2+" as a servicer of alt/A, prime and sub-prime mortgage loans,
(y) by Moody's, SQ2 as a primary servicer of prime mortgage loans, "SQ2-" as a primary servicer of sub-prime mortgage loans, and "SQ2-" as a special servicer and (z) by S&P, "strong" as a residential mortgage servicer and residential mortgage subprime servicer, and "average" for residential mortgage special servicing, residential mortgage master servicing and subordinate residential mortgage servicing.

The servicer will be responsible for servicing the Mortgage Loans in accordance with the terms set forth in the Pooling and Servicing Agreement employing the same degree of skill and care which it employs in servicing the mortgage loans comparable to the mortgage loans serviced by the servicer for itself or others.

The servicer will not have any custodial responsibilities for the Mortgage
Loans.

As of December 31, 2003, December 31, 2004, December 31, 2005 and December 31, 2006, IndyMac Bank provided servicing for approximately $30.77 billion, $50.22 billion, $84.50 billion and $139.81 billion, respectively, in conventional
mortgage loans owned by others.   As of the date of filing of this Form 8-K,
no servicing related performance trigger has occurred as to any other securitization due to any act or failure to act on the part of the servicer nor has there been any material non-compliance by the servicer with applicable servicing criteria as to any other securitization as to which the servicer is a party.

IndyMac Bank handles foreclosures and delinquencies generally in accordance with industry practices, adopting such means and practices as are consistent with the obligations of the applicable servicing agreement and with the aim of maximizing proceeds to the owner of the Mortgage Loan.


Effective August 1, 2007, GMAC was terminated as back-up servicer under the Pooling and Servicing Agreement pursuant to the Notification and Consent Letter dated June 29, 2007 (the "Notification and Consent Letter"), from Alliance to IndyMac, Wells Fargo and GMAC and in furtherance of the sale and assignment by Alliance to IndyMac of Alliance's servicing rights with respect to the Mortgage Loans pursuant to the Purchase and Sale Agreement. GMAC's termination as back-up servcier is permitted by the terms of the Pooling and Servicing Agreement. The material terms regarding the removal, replacement, resignation or transfer of the servicer that are set forth in the Pooling and Servicing Agreement remain unchanged and are applicable to IndyMac as successor servicer thereunder except insofar as GMAC is no longer the back-up servicer.




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1              Servicing Rights Purchase and Sale Agreement

           EX-99.2              Commitment Letter

           EX-99.3              Notification and Consent Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Alliance Bancorp Trust 2007-OA1
(Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Elisabeth A. Brewster
By: Elisabeth A. Brewster, Assistant Vice President
Date: August 7, 2007



Exhibits

           Exhibit Number       Description

           EX-99.1              Servicing Rights Purchase and Sale Agreement

           EX-99.2              Commitment Letter

           EX-99.3              Notification and Consent Letter


EX-99.1

EXECUTION VERSION



SERVICING RIGHTS
PURCHASE AND SALE AGREEMENT


between


INDYMAC BANK, F.S.B.
Purchaser

and

ALLIANCE BANCORP
Seller


Dated as of June 29, 2007



(page)



TABLE OF CONTENTS


ARTICLE I. DEFINITIONS ..................................................................................1

ARTICLE II. SALE AND TRANSFER OF SERVICING RIGHTS .......................................................6
     Section 2.01     Conveyance of Servicing Rights ....................................................6
     Section 2.02     Evidence of Sale ..................................................................6
     Section 2.03     Delivery of Mortgage Loan Data and Files ......................................... 6
     Section 2.04     Assignments .......................................................................7
     Section 2.05     Transfer of Mortgage Servicing Files ............................................. 7
     Section 2.06     Consents ......................................................................... 7
     Section 2.07     Liability for Failure to Deliver Mortgage Servicing Files .........................8
     Section 2.08     Costs of Transfer .................................................................8
     Section 2.09     Interim Servicing .................................................................8
     Section 2.10     Tax and Flood Contracts ...........................................................9

ARTICLE III. PURCHASE OF SERVICING RIGHTS ...............................................................9
     Section 3.01     Purchase Price ....................................................................9
     Section 3.02     Verification of Purchase Price Items ..............................................9
     Section 3.03     Payment of Purchase Price by Purchaser ...........................................10
     Section 3.04     Adjustments ......................................................................10
     Section 3.05     Form of Payment to be Made .......................................................ll

ARTICLE IV. REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH ........................................11
     Section 4.01     Representations and Warranties of the Seller .....................................11
     Section 4.02     Representations and Warranties of Purchaser ......................................13
     Section 4.03     Repurchase of Mortgage Loans and Servicing Rights ................................14
     Section 4.04     Repurchase Price .................................................................15

ARTICLE V. CONDITIONS PRECEDENT ........................................................................16
     Section 5.01     Conditions Precedent to the Obligations of the Purchaser .........................16
     Section 5.02     Conditions Precedent to the Obligations of the Seller ........................... 16

ARTICLE VI. INDEMNIFICATION; CLAIMS ....................................................................17
     Section 6.01    Indemnification of Purchaser ......................................................17
     Section 6.02    Indemnification of Seller .........................................................17
     Section 6.03    Notice and Settlement of Claims ...................................................18
     Section 6.04    Mitigation of Losses ..............................................................19

ARTICLE VII. MISCELLANEOUS .............................................................................19
     Section 7.01    Supplementary Information .........................................................19
     Section 7.02    Further Assurances ................................................................19
     Section 7.03    Survival ..........................................................................19
     Section 7.04    Assignment ........................................................................19
     Section 7.05    Due Diligence .....................................................................20
     Section 7.06    Notices ...........................................................................20


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     Section 7.07    Entire Agreement ................................................................. 21
     Section 7.08    Binding Effect; Third Parties .....................................................21
     Section 7.09    Applicable Laws ...................................................................21
     Section 7.10    Counterparts, Electronic and Facsimile Signatures .................................22
     Section 7.11    No Remedy Exclusive ...............................................................22
     Section 7.12    Attorney's Fees and Expenses ......................................................22
     Section 7.13    Waiver ............................................................................22
     Section 7.14    Announcements .....................................................................22
     Section 7.15    Solicitation ......................................................................22
     Section 7.16    General Interpretive Principles ...................................................23



Schedule One Mortgage Loan Schedule

Exhibit A    Mortgage Loan Schedule Required Data Elements
Exhibit B    Form of Notification and Consent Letter
Exhibit C    Transfer Procedures
Exhibit D    Lost Float Income Calculation


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SERVICING RIGHTS
PURCHASE AND SALE AGREEMENT

THIS SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, dated as of the 29th day of June, 2007 (the "Agreement"), is hereby mutually agreed upon and entered into by and between IndyMac Bank, F.S.B., a federal savings bank ("Purchaser") and Alliance Bancorp, a California corporation ("Seller").

WITNESSETH:

WHEREAS, Seller owns the right to service certain residential mortgage loans which are subject to the Pooling and Servicing Agreement (as defined herein); and

WHEREAS, Purchaser and Seller desire to set forth the terms and conditions pursuant to which Seller will sell, transfer and assign to Purchaser all of Seller's right, title and interest in and to Servicing Rights, and Purchaser desires to be appointed as the servicer under the Pooling and Servicing Agreement and Purchaser will purchase and assume all right, title and interest in and to Servicing Rights.

NOW, THEREFORE, in consideration of the mutual premises, covenants and conditions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings specified below.

"Advance" has the meaning set forth in the related Pooling and Servicing Agreement.

"Agency" means Fannie Mae or Freddie Mac, as applicable.

"Agreement" means this Servicing Rights Purchase and Sale Agreement, including all amendments, supplements and Exhibits attached hereto and including the other documents delivered pursuant hereto.

"Ancillary Fees" means all fees derived from the Mortgage Loans, excluding Servicing Fees and Prepayment Charges attributable to the Mortgage Loans, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges collected from or assessed against the Mortgagor pursuant to Applicable Requirements.



(page)



"Applicable Requirements" means, as of the time of reference, (i) all contractual obligations of Seller with respect to the applicable Servicing Rights, including without limitation those contractual obligations contained herein, in the Pooling and Servicing Agreement, in any agreement with any Insurer or in the Mortgage Loan Documents for which Seller is responsible or at any time was responsible; (ii) all federal, state and local laws, statutes, rules, regulations and ordinances applicable to Seller or to the applicable Servicing Rights; (iii) all other judicial and administrative judgments, orders, stipulations, awards, writs and injunctions applicable to Seller, the applicable Servicing Rights or the related Mortgage Loans; and (iv) the reasonable and customary mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as the related Mortgage Loans in the jurisdiction in which the related Mortgaged Properties are located.

"Assignments of Mortgages" means an assignment of Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

"Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of California and New York are authorized or obligated by law or executive order to be closed.

"Claim" means any third-party claim, demand or litigation.

"Collection Account" has the meaning set forth in the Subservicing Agreement.

"Commitment Letter" means the letter between the Seller and the Purchaser which memorializes the specific terms and conditions of the transaction under this Agreement.

"Custodial Funds" means all funds held by Servicer in the Collection Account with respect to the related Mortgage Loans including, but not limited to, all principal and interest funds and any other funds maintained by Servicer relating to the Mortgage Loans.

"Custodian" has the meaning set forth in the Pooling and Servicing Agreement.

"Cut-off Date" means the date designated as such in the Commitment Letter.

"Escrow Account" has the meaning set forth in the Subservicing Agreement.

"Escrow Funds" means funds held by the Servicer in the Escrow Account with respect to the related Mortgage Loans for the payment of taxes, assessments, insurance premiums, ground rents, funds from hazard insurance loss drafts, other mortgage escrow and impound items and similar charges (including interest accrued thereon for the benefit of the Mortgagors under the Mortgage Loans, if applicable), maintained by Servicer relating to the Mortgage Loans.



2

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"Estimated Purchase Price" means the Parties' best estimate of the Purchase
Price for the Servicing Rights to be sold by Seller to Purchaser on the Sale Date, which amount shall be based upon the data as of the Cut-off Date.

"Exhibit" means an exhibit attached hereto or delivered or to be delivered pursuant to this Agreement.

"Fannie Mae" means the entity formerly known as Federal National Mortgage Association, or any successor thereto.

"Freddie Mac" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

"Interim Servicine Fee" means an amount equal to the Subservicing Fee during the Interim Servicing Period.

"Interim Servicing Period" means the period of time between the Sale Date and the Transfer Date.

"Insurance Policy" has the meaning set forth in the Pooling and Servicing Agreement.

"Insurer" or "Insurers" means any insurer or insurers providing an Insurance Policy applicable to a Mortgage Loan required pursuant to the Pooling and Servicing Agreement.

"Loan Requirements" means, as of the time of reference, the contractual obligations contained in the Pooling and Servicing Agreement.

"Loss" or "Losses" means any and all actual losses, damages, deficiencies, claims, costs or expenses, including without limitation, reasonable attorneys' fees and disbursements and those internal and administrative costs and expenses that are reasonable and documented.

"MERS" has the meaning set forth in the Pooling and Servicing Agreement.

"Mortgage" has the meaning set forth in the Pooling and Servicing Agreement.

"Mortgage Loan" has the meaning set forth in the Pooling and Servicing
Agreement.

"Mortgage Loan Documents" means the Mortgage and Mortgage Note related to a Mortgage Loan, and any other documents held by the Custodian as required pursuant to the Pooling and Servicing Agreement.

"Mortgage Loan Payment" means, with respect to a Mortgage Loan, the amount of each monthly installment on such Mortgage Loan, whether principal and interest or interest alone or escrow or other payment, required or permitted to be paid by the Mortgagor in accordance with the terms of the Mortgage Loan Documents.


3

(page)



"Mortgage Loan Schedule" means with respect to the Sale Date, a schedule of the Mortgage Loans attached hereto as Schedule One setting forth information set forth on Exhibit A with respect to such Mortgage Loans.

"Mortgage Note" has the meaning set forth in the applicable Pooling and Servicing Agreement.

"Mortgage Servicing File" means the file containing copies and original documents to the extent required by the Applicable Requirements, of the related credit and closing packages, disclosures, copies of documents maintained by the Custodian pursuant to the Pooling and Servicing Agreement, and all other files, books, records and documents necessary to (i) establish the eligibility of the Mortgage Loan for insurance by an Insurer, (ii) service the Mortgage Loan in accordance with Applicable Requirements, and (iii) comply with Applicable Requirements.

"Mortgaged Property" has the meaning set forth in the related Pooling and Servicing Agreement.

"Mortgagor" means any obligor under a Mortgage Note or a Mortgage.

"Notification and Consent Letter" means a notification and consent letter in the form attached hereto as Exhibit B.

"Parties" means Seller and Purchaser.

"Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association or organization, or a government body, agency or instrumentality.

"Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of May 1, 2007, among Alliance Securities Corp., as depositor, the Seller, as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, GMAC Mortgage, LLC, as back-up servicer and Deutsche Bank National Trust Company, as trustee.

"Prepaid Mortgage Loans" has the meaning set forth in Section 3.02(b) of this Agreement.

"Prepayment Charge" has the meaning set forth in the related Pooling and Servicing Agreement.

"Purchase Price" means, with respect to Servicing Rights to be sold to Purchaser hereunder on the Sale Date, the total amount to be paid by Purchaser to Seller pursuant to Article III to acquire the Servicing Rights.

"Purchase Price Percentage" has the meaning set forth in the related Commitment Letter.


4


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"Purchaser" has the meaning set forth in the introductory phrase of this
Agreement.

"Rating: Agency" has the mearung set forth in the Pooling and Servicing
Agreement.

"Rating Agency Confirmation" means a letter or letters from the related Rating Agency sufficient to satisfy the requirements of the Pooling and Servicing Agreement with respect to the appointment of the Purchaser as the servicer under the Pooling and Servicing Agreement.

"Repurchase Price" means the refund of the Purchase Price to the Purchaser for the Servicing Rights related to a Mortgage Loan, pursuant to Sections 4.03 and
4.04 hereof

"Sale Date" means the date on which Purchaser acquires all of Seller's beneficial right, title and interest in and to Servicing Rights to the Mortgage Loans, which date shall be June 29, 2007.

"Seller" has the meaning set forth in the introductory phrase of this Agreement.

"Servicer" means GMAC Mortgage, LLC.

"Servicing Advance(s)" has the meaning set forth in the Pooling and Servicing Agreement.


"Servicing Fee" has the meaning set forth in the Pooling and Servicing
Agreement.

"Servicing Rights" means the rights and obligations to administer, collect the payments for the reduction of principal and application of interest, collect payments on account of taxes and insurance, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and any other obligations required in connection with the related Mortgage Loans pursuant to the Pooling and Servicing Agreement, together with the right to receive the Servicing Fee and any Ancillary Fees arising from or connected to the Mortgage Loans from and after the Sale Date, and all rights, powers, and privileges incident to any of the foregoing.

"Subservicing Agreement" means the Subservicing Agreement dated as of May 30, 2007, between Alliance Bancorp, as servicer and GMAC Mortgage, LLC, as subservicer.

"Subservicing Fee" has the meaning set forth in the Subservicing Agreement.

"Transfer Date" means, with respect to the Servicing Rights sold to Purchaser hereunder on the Sale Date, the date on which the Purchaser shall commence servicing the related Mortgage Loans, which date shall be August 1, 2007.

"Transfer Procedures" means those procedures set forth in Exhibit C, which may be modified by the Purchaser at anytime prior to the Transfer Date.


5


(page)


ARTICLE II.

SALE AND TRANSFER OF SERVICING RIGHTS

Section 2.01  Conveyance of Servicing Rights.

Upon the terms and subject to the conditions of this Agreement, and subject to the Applicable Requirements, Seller shall, on the Sale Date, sell and assign to Purchaser, and Purchaser shall purchase and assume from Seller, all beneficial right, title, interest and obligation of Seller in and to (i) the Servicing Rights related to the Mortgage Loans identified on the final Mortgage Loan Schedule for the Sale Date, and all rights related thereto, (ii) the Advances and Servicing Advances, (iii) the Custodial Funds and Escrow Funds, (iv) the Mortgage Servicing Files and (v) the exclusive right to enter into arrangements that generate, or to otherwise receive, Ancillary Fees with respect to the Mortgage Loans.

Section 2.02 Evidence of Sale.

Prior to the Transfer Date, Purchaser and Seller shall execute and deliver the documents required by this Agreement in connection with the transfer of the related Servicing Rights hereunder, in form and substance reasonably satisfactory to Purchaser and Seller, and shall execute and deliver such other instruments or documents as Purchaser and Seller shall reasonably determine are necessary to evidence the transactions contemplated hereby.

Section 2.03 Delivery of Mortgage Loan Data and Files.

(a) Sale Date Data Tapes. No later than five (5) days before the Sale Date hereunder, Seller shall, or shall cause the Servicer to, provide Purchaser with a preliminary tape(s) containing the information necessary to purchase the Servicing Rights to be sold on the Sale Date. Without limiting the foregoing, the data tape or tapes delivered in connection with the Sale Date must contain the information specified in Exhibit A hereto as of the Cut-off Date so as to permit Purchaser to conduct a due diligence review of the characteristics of the Servicing Rights and Mortgage Loans and calculate the Estimated Purchase Price.

(b) Delivery of Mortgage Servicing Files. No later than the Transfer Date, Seller shall, or cause the Servicer to, at its sole expense provide Purchaser with the data, information and materials necessary for Purchaser to service the related Mortgage Loans in accordance with Applicable Requirements as provided for in the Transfer Procedures. Seller shall, or cause the Servicer, at its sole expense, to package and ship to Purchaser and/or Purchaser's designee, to be received by Purchaser and/or Purchaser's designee no later than five (5) Business Days after the Transfer Date, all Mortgage Servicing Files pertaining to the related Mortgage Loans and the servicing records in Seller's or Servicer's possession. There will be no boarding fees related to any Mortgage Loans. However, Purchaser and Seller agree to work together to identify and cure any data deficiency issues that may arise.

(c) Transfer of Escrow Funds, Custodial Funds, Servicing Advances. Within five (5) Business Days after the Transfer Date, the Seller shall cause the Servicer to remit and deliver to the Purchaser, Escrow Funds, Custodial Funds and all other funds and collections net


6


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of the then outstanding Advances and Servicing Advances, if applicable, as provided for in the Transfer Procedures.

Section 2.04 Assignments.

Seller shall promptly take all such actions as may be necessary to transfer all right, title and interest in the Servicing Rights appurtenant to the Mortgage Loans to Purchaser. In the event the Trust has elected to have the Servicer hold record title to the Mortgages, the Seller shall prepare or cause to be prepared an Assignment of Mortgage in blank, or as otherwise required by the Trust. Seller shall bear all costs and all responsibility associated with the preparation of such Assignments of Mortgages, and shall record such Assignments of Mortgages, if, and to the extent, such recordation is required by the Applicable Requirements, and shall bear all costs and all responsibility associated with the recordation thereof.

Notwithstanding the foregoing provisions of this Section 2.04, if a Mortgage Loan already is registered with MERS, Seller shall, or shall cause the Servicer to follow the requirements of MERS and the Applicable Requirements to reflect in the records of MERS the transfer of servicing to the Mortgage Loan to Purchaser. If applicable, Seller shall cause the Servicer to continue the transmission of recording information of the Mortgages to MERS after the Transfer Date, until all such recording information is received and transmitted to MERS and Purchaser. Seller shall bear all costs and all responsibility associated with the reflection of the transfer of servicing of the Mortgage Loan in the records of MERS. For each Mortgage Loan registered with MERS, Seller shall provide Purchaser with the MERS mortgage loan identification number in an electronic format acceptable to the Parties.

Section 2.05 Transfer of Mortgage Servicing Files.

Seller shall be responsible for ensuring all documents comprising the Mortgage Servicing File, related to the Mortgage Loans, are transferred to Purchaser as provided for in the Transfer Procedures in a timely manner. In the event the required Mortgage Servicing Files and documents cannot be transferred within one hundred eighty (180) days following the Transfer Date, Purchaser may bill Seller for the reasonable out-of-pocket costs associated with creating or obtaining any required missing documents which are necessary for the Purchaser to service the Mortgage Loans in accordance with Applicable Requirements.

Anything to the contrary contained in this Agreement, notwithstanding, with respect to each Mortgage Loan, any documents required to be delivered to Purchaser may be provided by means of electronic data containing the relevant information on a computer disk containing scanned images of some or all documents relating to the Mortgage Loan. The format and referencing system of scanned images must be approved and agreed upon by the Parties prior to the Sale Date. Any such disk may contain images of one or more Mortgage Loans. Any document required to be retained by Seller may, in Seller's sole discretion, be retained solely by means of scanned images.

Section 2.06 Consents.

Seller agrees to obtain any written approvals as required under the Pooling and Servicing Agreement to effectuate the servicing transfer. Seller shall submit all materials


7

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necessary to obtain such written approvals in a timely manner with respect to the transfer of Servicing Rights from Seller to Purchaser. Seller shall use commercially reasonable efforts to obtain such written approvals promptly, and Purchaser shall cooperate with Seller in obtaining such written approvals. Seller shall pay any and all costs of securing such written approvals for the transactions contemplated in this Agreement, other than any internal costs of the Purchaser.

Section 2.07 Liability for Failure to Deliver Mortgage Servicing Files.

Purchaser shall have no liability for any failure to carry out its servicing responsibilities under the Pooling and Servicing Agreement which arises from or is related to the failure of Seller to deliver, or to cause the Servicer to deliver, to Purchaser the Mortgage Servicing Files (or portions thereof) necessary to service the related Mortgage Loans in material compliance with the Applicable Requirements. Seller shall bear any material incremental out-of-pocket expenses reasonably incurred by Purchaser arising from the transfer of Mortgage Loans to Purchaser where either (i) the servicing for the Mortgage Loans cannot be transferred in all material respects in accordance with Applicable Requirements, (ii) the Mortgage Loans cannot be serviced in accordance with Applicable Requirements based on the information within the existing Mortgage Servicing Files or (iii) Purchaser shall, at Seller's request, correct the Servicer's or Seller's failure to maintain, for each Mortgage Loan, complete and accurate servicing records.

Section 2.08 Costs of Transfer.

Except as otherwise provided herein (i) Seller shall be responsible for all transfer and recording fees, costs and expenses with respect to the transfer of Servicing Rights, the delivery of Mortgage Servicing Files and related documents, the remittance of Custodial Funds and Escrow Funds, and all other fees, costs and expenses incurred by Seller in its performance of its obligations under this Agreement, including without limitation the fees of Seller's attorneys and accountants, and (ii) Purchaser shall be responsible for the fees, costs and expenses of Purchaser in its performance of its obligations under this Agreement, including without limitation the fees of Purchaser's attorneys and accountants.

Section 2.09 Interim Servicing.

In accordance with the Notification and Consent Letter, the Seller assigned it rights and obligations pursuant to the Subservicing Agreement to the Purchaser and the Purchaser assumed and agreed to be bound by all the terms and conditions of the Subservicing Agreement from and after the Sale Date. Consistent with the foregoing, for the period beginning on the Sale Date and ending on the Transfer Date, the Subservicer shall service the Mortgage Loans for the benefit of the Purchaser pursuant to the terms of the Subservicing Agreement. Within five (5) Business Days after the Transfer Date, the Seller shall reimburse the Purchaser, by wire transfer of immediately available funds, an amount equal to the Subservicing Fee and Ancillary Fees received by the Servicer during the Interim Servicing Period. The Seller shall also reimburse the Purchaser for all income and gain that would have been realized by the Purchaser from the investment of funds deposited in the Collection Account and the Escrow Account during the period beginning on the Sale Date and ending on the date that the Custodial Funds and Escrow Funds are delivered by the Servicer to the Purchaser pursuant to Section


8


(page)


2.03(c) of this Agreement (the "Lost Float Income"). In satisfaction of the foregoing obligation of the Seller to pay the Purchaser the Lost Float Income, the Seller shall, in accordance with the procedures set forth in Section 3.03(b), pay to the Purchaser the sum of $5,089.00 (as calculated in accordance with Exhibit D).

Section 2.10 Tax and Flood Contracts.

(a) Within forty-five (45) days of the Transfer Date, Seller shall provide Purchaser with an electronic file of the related Mortgage Loans setting forth whether each Mortgage Loan is or is not covered by a transferable life-of-loan real estate tax service contract. If a Mortgage Loan is covered by a transferable life-of-loan real estate tax service contract, such contract shall be transferred to the Purchaser, without further cost to Seller. If a Mortgage Loan is not covered by a transferable life-of-loan real estate tax service contract, Purchaser shall purchase such a tax service contract within ten (10) days of delivery of the electronic file from First American Real Estate Tax Service or Transamerica a tax service provider reasonably acceptable to Seller and invoice Seller for the actual cost thereof; provided, however, the cost shall not exceed on average more than $60 with respect to each contract.

(b) Within ninety (90) days of the Transfer Date, Seller shall provide Purchaser with an electronic file of the related Mortgage Loans setting forth whether each Mortgage Loan is or is not covered by a life of loan flood determination and certification contract. If a Mortgage Loan is covered by a life of loan flood determination and certification contract, such contract shall be transferred to the Purchaser, without further cost to Seller. If a Mortgage Loan is not covered by a life of loan flood determination and certification contract, Purchaser shall purchase such a life of loan flood determination and certification contract within ten (10) days of delivery of the electronic file from a flood determination and certification contract provider reasonably acceptable to Seller and invoice Seller for the actual cost thereof; provided, however, the cost shall not exceed on average more than $10 with respect to each contract.

ARTICLE III.

PURCHASE OF SERVICING RIGHTS

Section 3.01 Purchase Price.

In full consideration for the transfer and sale of Servicing Rights on the Sale Date, Purchaser shall pay to Seller, subject to the adjustments provided for in
Section 3.04, an amount equal to the Purchase Price Percentage multiplied by the aggregate outstanding principal balance, as of the Cut-off Date or other mutually agreed upon date, of the Mortgage Loans.

Section 3.02 Verification of Purchase Price Items.

(a) Within five (5) Business Days prior to the Sale Date, Seller shall provide Purchaser with a preliminary Mortgage Loan Schedule that sets forth the Mortgage Loans relating to the Servicing Rights being purchased as of the Sale Date, the aggregate actual unpaid principal balance of each such Mortgage Loan as of the Cut-off Date and all other mortgage loan


9


(page)


data reasonably required by the Purchaser at such time. If Purchaser notifies Seller that the preliminary Mortgage Loan Schedule is acceptable, then the Mortgage Loan Schedule shall become final. If, however, after reviewing the preliminary Mortgage Loan Schedule, Purchaser reasonably believes that there is an error in the preliminary Mortgage Loan Schedule, Purchaser may so notify Seller and in such event the Parties shall cooperate in connection with resolving the matter. Upon resolution of the matter, the Mortgage Loan Schedule shall be finalized, after any applicable revisions to the preliminary Mortgage Loan Schedule are made.

(b) By the forty-fifth (45th) day following the Transfer Date, Purchaser shall prepare and provide Seller with a schedule listing all Mortgage Loans that prepaid from and after the Sale Date and on or prior to the Transfer Date ("Prepaid Mortgage Loans") and the actual unpaid principal balances of which were included in the calculation of the Purchase Price and appropriate supporting documentation. Upon agreement to the form and substance of such schedule by Seller, Seller shall promptly, but in no event later than forty-five (45) days following receipt by Seller of such schedule, remit to Purchaser an amount equal to the portion of the Purchase Price paid by Purchaser on the Sale Date attributable to such Prepaid Mortgage Loans.

Section 3.03 Payment of Purchase Price by Purchaser.

The Purchase Price shall be paid as follows:

(a) Purchaser shall pay to Seller sixty percent (60%) of the Estimated
Purchase Price on the Sale Date, provided that an electronic file as required pursuant to Section 2.03(a) of this Agreement is received by Purchaser no later than five (5) days prior to the Sale Date, containing the specific loan level data on the Servicing Rights to be sold as of the Sale Date (i.e., final price is based on Sale Date unpaid principal balance and active loan status and any adjustment to the Estimated Purchase Price shall be made in accordance with
Section 3.04);

(b) Thirty percent (30%) of the Purchase Price net $5,089.00 shall be paid to the Seller on the Transfer Date, provided that the data, information and materials necessary for Purchaser to service the Mortgage Loans are received by the Purchaser no later than the Transfer Date; and

(c) The remaining ten percent (10%) of the Purchase Price shall be paid to Seller upon delivery to Purchaser of the remaining documentation and materials required to service the Mortgage Loans. Purchaser shall pay Seller such remaining amounts on the later of (a) the date which is thirty (30) days after the Transfer Date or (b) the date on which Purchaser received the remaining data, documentation and materials required and necessary to service the Mortgage Loans in accordance with Applicable Requirements. If all such Mortgage Servicing Files are not received by Purchaser within such thirty (30) day period, Purchaser shall pay Seller a portion of the remaining ten percent (10%) of the Purchase Price based upon the percentage of the Mortgage Loans for which such documentation was received as a subset of the total number of Mortgage Loans set forth on the Mortgage Loan Schedule.

Section 3.04 Adiustments.

If within one (1) calendar year after the payment of all or any portion of the Purchase Price, transfer of the Custodial Funds and Escrow Funds, payment for the Advances


10


(page)


and Servicing Advances or the payment or transfer of any other amounts due under this Agreement to either Party, an error is discovered with respect to the calculation of the payment or amount transferred, within five (5) Business Days after the receipt of information sufficient to provide notice that payment is due, the Party benefiting from the error shall pay an amount sufficient to correct and reconcile the error and shall provide a reconciliation statement and such other documentation sufficient to satisfy the other Party (in such other Party's exercise of its reasonable discretion), concerning the accuracy of such reconciliation.

Section 3.05 Form of Payment to be Made.

Unless otherwise agreed to by the Parties, all payments to be made by a party to another party, or such other party's designee, shall be made by wiring immediately available funds to the accounts designated by the party receiving the payment

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 4.01 Representations and Warranties of the Seller.

Seller hereby makes the following representations and warranties as of the Sale Date and as of the Transfer Date:

(a) Due Organization and Good Standing. Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the State of California. Subject to all applicable Federal preemption laws, Seller has in full force and effect (without notice of possible suspension, revocation or impairment) all applicable qualifications, permits, approvals, licenses, and registrations to conduct all activities in all states in which its activities with respect to the Mortgage Loans or Servicing Rights require it to be qualified or licensed, except where the failure of Seller to possess such qualifications, licenses, permits, approvals and registrations would not have a material adverse effect on the ability to enforce any Mortgage Loan or to obtain the full benefits of any Servicing Rights;

(b) Authority and Capacity. Seller has all requisite organizational power, authority and capacity to carry on its business as it is now being conducted, to execute and deliver this Agreement and to perform all of its obligations hereunder. Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;

(c) Effective Agreement. The execution, delivery and performance of this Agreement by Seller and consummation of the transactions contemplated hereby have been or will be duly and validly authorized by all necessary corporate, shareholder or other action by Seller; and this Agreement has been duly and validly executed and delivered by Seller, and this Agreement is the valid and legally binding agreement of Seller and enforceable against Seller in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and the discretion of a court to grant specific performance;


11


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(d) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with its respective terms and conditions, shall (a) violate, conflict with, result in the breech of, constitute a default under, be prohibited by, or require any additional approval under any of the terms, conditions or provisions of the articles of incorporation, by-laws or other organizational documents of Seller, as applicable, or of any mortgage, indenture, deed of trust, loan or credit agreement or other agreement or instrument to which Seller is now a party or by which Seller is bound, or of any law, ordinance, rule or regulation of any governmental authority applicable to Seller, or of any order, judgment or decree of any court or governmental authority applicable to Seller, or (b) result in the creation or imposition of any lien, charge or encumbrance of any nature upon the Servicing Rights or any Mortgage Loans or the properties or assets of Seller;

(e) Consents, Approvals and Compliance. Any requisite consents or approvals of other Persons to the execution and delivery of this Agreement or the performance of the transactions contemplated hereby by Seller have been or will be obtained prior to the Transfer Date or such other earlier or later date as expressly provided herein. Seller has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which might materially and adversely affect the operations or financial condition of Seller or its ability to perform its obligations hereunder;

(f) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of Seller and is not a sale of all or substantially all of the assets of Seller. The transfer, assignment and conveyance of the Servicing Rights by Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any jurisdiction, the laws of which apply to such transfer, assignment and conveyance;

(g) Litigation. There is no litigation, claim, demand, proceeding or governmental investigation existing or pending, or to the best of Seller's knowledge, threatened, or any order, injunction or decree outstanding, against or relating to Seller that could have a material adverse effect upon: (i) the Servicing Rights being purchased by Purchaser hereunder; (ii) the performance by Seller of its obligations under the Subservicing Agreement and the Pooling and Servicing Agreement; or (iii) the performance by Seller of its
obligations under this Agreement;                        .

(h) Good Title. Subject to the transactions provided for herein, Seller is the sole owner and holder of all right, title and interest in and to the Servicing Rights. The sale, transfer and assignment by Seller to Purchaser of the Servicing Rights, and the instruments required to be executed by Seller and delivered to Purchaser pursuant to the Applicable Requirements are, or will be on the Sale Date, valid and enforceable in accordance with their terms and will effectively vest in Purchaser good and marketable title to the Servicing Rights, free and clear of any and all liens, claims, or encumbrances. Seller has not previously assigned, transferred or encumbered the Servicing Rights, and Seller has full right and authority, subject to no interest, or agreement with, any other party, to sell and assign the Servicing Rights to Purchaser pursuant to this Agreement.


12


(page)


(i) General Compliance. Since origination, each Mortgage Loan has been serviced in all material respects in accordance with Applicable Requirements.

Section 4.02 Representations and Warranties of Purchaser.

Purchaser hereby makes the following representations and warranties to the Seller as of the Sale Date and as of the Transfer Date.

(a) Due Organization and Good Standing. Purchaser is a Federal savings bank, duly organized, validly existing, and in good standing under the laws of the United States. Purchaser has in full force and effect (without notice of possible suspension, revocation or impairment) all required qualifications, permits, approvals, licenses, and registrations to conduct all activities in all states in which its activities with respect to the Mortgage Loans or the Servicing Rights require it to be qualified or licensed, or is otherwise exempt under applicable law from such qualification and except where the failure of Purchaser to possess such adverse qualifications, licenses, permits, approvals and registrations would not have a material adverse effect on its ability to enforce or service any Mortgage Loan;

(b) Authority and Capacity. Purchaser has all requisite corporate power, authority and capacity, to execute and deliver this Agreement and to perform all of its obligations hereunder. Purchaser does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;

(c) Effective Agreement The execution, delivery and performance of this Agreement by Purchaser and consummation of the transactions contemplated hereby have been or will be duly and validly authorized by all necessary corporate, shareholder or other action by Purchaser; and this Agreement has been duly and validly executed and delivered by Purchaser, and this Agreement is the valid and legally binding agreement of Purchaser and enforceable against Purchaser in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and the discretion of a court to grant specific performance;

(d) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby, nor compliance with its respective terms and conditions, shall (i) violate, conflict with, result in the breach of, or constitute a default under, be prohibited by, or require any additional approval under any of the terms, conditions or provisions of Purchaser's charter or by-laws, or of any mortgage, indenture, deed of trust, loan or credit agreement or instrument to which Purchaser is now a party or by which it is bound, or of any order, judgment or decree of any court or governmental authority applicable to Purchaser, or (ii) result in the creation or imposition of any lien, charge or encumbrance of any material nature upon any of the properties or assets of Purchaser;

(e) Consents. Approvals and Compliance. Except for the Acknowledgment and Consent Letter and Rating Agency Confirmations, there is no requirement applicable to Purchaser to make any filing with, or to obtain any permit, authorization, consent or approval of, any Person as a condition to the lawful performance by Purchaser of its obligations hereunder.


13


(page)


Purchaser is approved by and in good standing with each Agency, as necessary, in order to assume responsibility for the Servicing Rights. Purchaser has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which might materially and adversely effect the operations or financial condition of Purchaser or its ability to perform its obligations hereunder;

(f) Solvency. The sum of the assets of the Purchaser, at fair valuation, exceeds the debts of Purchaser, the present fair saleable value of the assets of Purchaser is greater that the amount required to pay the liabilities of Purchaser on its debts as such debts become absolute and mature, and Purchaser has sufficient capital with which to conduct its business;

(g) Litigation. There is no litigation, claim, demand, proceeding or governmental investigation existing or pending, or to Purchaser's knowledge, threatened, or any order, injunction or decree outstanding, against or relating to Purchaser that could have a material adverse effect upon the performance by Purchaser of its obligations under this Agreement;

(h) Approved Seller/Servicer. Purchaser is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac, in good standing, with such facilities, procedures and personnel necessary for the sound servicing of mortgage loans similar to the Mortgage Loans. Purchaser is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations to service the Mortgage Loans and no event has occurred which would make Purchaser unable to comply with eligibility requirements or which would require notification to Fannie Mae or Freddie Mac. Purchaser can service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement; and

(i) No Broker. Purchaser represents and warrants to Seller it has not utilized the services of a broker for which a fee or commission is due.

Section 4.03 Repurchase of Mortgage Loans and Servicing Rights.

In the event the Seller is required to repurchase any Mortgage Loan pursuant to the Pooling and Servicing Agreement, the Seller shall repurchase from Purchaser the Servicing Rights related to the affected Mortgage Loan. If Seller is required to repurchase the Servicing Rights, such repurchase shall be made at the Repurchase Price and be accomplished with fifteen (15) Business Days following the repurchase by the Seller of the Mortgage Loan pursuant to the Pooling and Servicing Agreement. The Purchaser shall sub-service such repurchased Mortgage Loan for such period of time that will enable the Parties to provide for proper transfer notices to be given to the Mortgagor in accordance with Applicable Requirements, and until such time that a successor servicer has been appointed by Seller. Seller shall pay Purchaser a monthly fee mutually acceptable by the Parties for the sub-servicing of the Mortgage Loan. Upon completion of such repurchase by Seller, Purchaser shall forward to Seller the related Mortgage Servicing Files and all other servicing records and all documents relating to such repurchased Servicing Rights.


14


(page)


Notwithstanding anything contained in Subsection 2.07, upon discovery by the Purchaser that the Mortgage Servicing File (or any portion thereof) necessary to service the related Mortgage Loan in material compliance with the Applicable Requirements is not delivered to the Purchaser in accordance with the terms of this Agreement or is otherwise defective, or of a breach of any of the representations and warranties contained in Section 4.01 that materially and adversely affect the ability to service the related Mortgage Loan in material compliance with the Applicable Requirements of the Purchaser, Purchaser shall give prompt written notice to the Seller of such defective documentation or breach. Within ninety (90) days of its receipt of notice, Seller promptly shall deliver such missing document or cure such defect or breach in all material respects. In the event Seller cannot deliver such missing document, or cure such defect or breach, Purchaser may demand that Seller repurchase the Servicing Rights to the affected Mortgage Loan at the Repurchase Price no later than the date that is one hundred twenty (120) days following receipt by Seller of the notice delivered pursuant to this section. Purchaser shall subservice such Mortgage Loan pursuant to the terms and conditions of the Pooling and Servicing Agreement for a sub servicing fee to be mutually agreed upon between the Parties.

Anything to the contrary contained in this Agreement notwithstanding, it is understood and agreed that the obligations of the Seller set forth in this
Section 4.03 (i) to repurchase the Servicing Rights related to any defective Mortgage Loan and (ii) to indemnify and reimburse the Purchaser as provided in
Section 6.01, constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties contained in this Agreement.

Section 4.04 Repurchase Price.

The purchase price for any repurchased Servicing Rights shall equal the sum of
(i) the Purchase Price Percentage multiplied by the then outstanding principal balance for the related Mortgage Loan, (ii) all other sums paid by Purchaser to Seller for such Servicing Rights and for the related Advances and Servicing Advances to the extent Purchaser has not been reimbursed for such Advances and Servicing Advances by the respective Mortgagors or otherwise, and (iii) all other documented unreimbursed Losses incurred by Purchaser in connection with such Servicing Rights after the Transfer Date, except to the extent that such Losses are attributable to Purchaser's failure to service the related Mortgage Loans in accordance with Loan Requirements.

The purchase price for repurchased Servicing Rights as stated above shall be subject to the following adjustments: from the Transfer Date until the first anniversary of the Transfer Date, Seller shall repay Purchaser one hundred percent (100%) of the Purchase Price; after the first anniversary of the Transfer Date and until the second anniversary of the Transfer Date, Seller shall repay Purchaser fifty percent (50%) of the Purchase Price and after the third anniversary of the Transfer Date, Seller shall repay Purchaser zero percent (0%) of the Purchase Price.


15


(page)


ARTICLE V.

CONDITIONS PRECEDENT

Section 5.01 Conditions Precedent to the Obligations of the Purchaser.

The obligations of Purchaser under this Agreement are subject to the satisfaction in all material respects, at or prior to the Sale Date and the Transfer Date, as applicable, of each of the following conditions, any or all of which may be waived in writing by Purchaser:

(a) Correctness of Representations and Warranties. The representations and warranties made by Seller in this Agreement are true and correct in all material respects as of the Sale Date, and are true and correct in all material respects on the Transfer Date, as applicable;

(b) Compliance with Conditions. All material terms, covenants and conditions of this Agreement required to be complied with and performed by Seller at or prior to the Sale Date or Transfer Date, as applicable, including, but not limited to, the Transfer Procedures, shall have been duly complied with and performed by Seller in all material respects;

(c) Notification and Consent Letter. The Notification and Consent Letter signed by all parties other than Purchaser shall have been provided to the Purchaser no later than the Sale Date;

(d) Rating Agency Confirmations. A copy of each Rating Agency Confirmation shall have been provided to Purchaser no later than the Sale Date; and

(e) Due Diligence. Purchaser shall not have determined on or before the Sale Date that the results of its due diligence review of the Servicing Rights and related Mortgage Loans are unsatisfactory.

Section 5.02 Conditions Precedent to the Obligations of the Seller.

The obligations of Seller under this Agreement are subject to the satisfaction in all material respects, at or prior to the Sale Date and the Transfer Date, as applicable, of each of the following conditions, any or all of which may be waived in writing by Seller:

(a) Correctness of Representations and Warranties. The representations and warranties made by Purchaser in this Agreement are true and correct in all material respects as of the Sale Date and are true and correct in all material respects on the Transfer Date, as applicable;

(b) Compliance with Conditions. All material terms, conditions and covenants of the Agreement required to be complied with and performed by Purchaser at or prior to the Sale Date or Transfer Date, as applicable, shall have been duly complied with and performed by Purchaser in all material respects;

(c) Notification and Consent Letter. The Notification and Consent Letter signed by all parties other than Seller shall have been received by the Seller no later than the Sale Date; and


16


(page)


(d) Rating Agency Confirmations. A copy of each Rating Agency Confirmation shall have been received by Seller no later than the Sale Date.

ARTICLE VI.

INDEMNIFICATION; CLAIMS

Section 6.01 Indemnification of Purchaser.

Subject to Section 6.03 below, Seller shall indemnify and hold Purchaser harmless from, during the life of the Mortgage Loans and six (6) months immediately thereafter, and will reimburse Purchaser for, any and all Losses incurred by Purchaser to the extent that such Losses arise out of, relate to, or result from:


(a) the inaccuracy of any representation or warranty made by Seller in this Agreement;

(b) the failure by Seller to perform or observe any term or provision of this Agreement;

(c) litigation pending or threatened or arising out of events occurring before the Sale Date in connection with the Servicing Rights transferred to Purchaser, including without limitation the specific matters referenced in Section 4.01(g). With respect to those matters, if any, referenced in Section 4.01(g), Seller shall have the sole responsibility of defending, settling or otherwise disposing of such matters; .

(d) any of Servicer's servicing practices before the Sale Date in connection with any related Mortgage Loan; and

(e) Purchaser's failure to carry out its servicing responsibilities under the Pooling and Servicing Agreement, which such failure arises from or is related to the failure of Seller to deliver, or to cause the Servicer to deliver, to Purchaser the Mortgage Servicing Files (or portions thereof) necessary to service the related Mortgage Loans in material compliance with the Pooling and Servicing Agreement.

Section 6.02 Indemnification of Seller.

Subject to Section 6.03 below, Purchaser shall indemnify and hold Seller harmless from, and will reimburse Seller for, any and all Losses incurred by Seller after the Sale Date to the extent that such Losses result from:

(a) the inaccuracy of any representation or warranty made by Purchaser in this Agreement;

(b) the failure by Purchaser to perform or observe any term of provision of this Agreement; or


17


(page)


(c) the failure by Purchaser to service the Mortgage Loans with respect to which the Servicing Rights are transferred to Purchaser hereunder in accordance with the Loan Requirements.

Section 6.03 Notice and Settlement of Claims.

Each Party to this Agreement shall promptly notify the other Party in writing of the existence of any material fact known to it giving rise to any obligations of the other Party under this Article VI and, in the case of any Claim brought by a third party, which may give rise to any such obligations, each Party shall promptly notify the other Party of the making of such Claim or the commencement of such action by a third party as and when same becomes known to it. The indemnifying party (the "Indemnifying Party") may, at its own cost and expense, assume and control defense of any third party Claim, including, without limitation, the right to designate counsel and to control all negotiations, litigation, settlements, compromises and appeals of any such Claim or potential Claim; provided that the counsel is satisfactory to the indemnified party ("Indemnified Party") in the exercise of its reasonable discretion. The Party not controlling the defense or prosecution of any such Claim may participate at its own costs and expense. Notwithstanding the foregoing, if Purchaser is the Indemnified Party and Purchaser reasonably believes that the assumption of the defense or prosecution of all or a portion of a third party Claim is necessary to assure that its right or ability to enforce a material portion of its other mortgage loans or servicing rights or to assure that its method of doing business or its authority and approvals to service are not materially impaired, then, upon notice to Seller from Purchaser, Seller shall permit such assumption by Purchaser, provided that Purchaser shall be solely responsible for all costs and fees related to the defense or prosecution as the case may be. However, Purchaser's payment of such costs shall in no way limit or waive the indemnification obligations of Seller. Neither the Indemnifying P~ nor the Indemnified Party shall be entitled to settle, compromise, decline to appeal, or otherwise dispose of any third party Claim, without the written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, such consent shall not be required for such a Claim involving less than Ten Thousand Dollars ($10,000), unless the other Party reasonably believes that the settlement, compromise, declination to appeal or other disposition may (i) prejudice the Party in connection with other Claims or potential Claims, or (ii) result in injunctive or other relief (excepting the payment of monetary damages) against the Party that could materially interfere with the business, operations, assets, condition or prospects of the Party. Following the discharge of the Indemnifying Party's obligations, the Indemnified Party shall, subject to Applicable Requirements, assign to the Indemnifying Party any and all related Claims against third parties. Within fifteen (15) days after receipt, the Indemnified Party shall refund to the Indemnifying Party the amounts of all recoveries received by the Indemnified Party with respect to any claim with respect to which it is reimbursed for Losses.

Following the receipt of written notice from the Indemnified Party of a demand for indemnification, the Indemnifying Party shall seek to cure the problem giving rise to the demand, if possible, and pay the amount for which it is liable, or otherwise take the actions which it is required to take within thirty
(30) days or such other time as may be required by the applicable Insurer or third party claimant. As to any Claim for indemnity for which notice is given as hereinbefore provided, the corresponding obligation of indemnity shall continue to survive until whichever of the following events first occurs: (i) the Indemnifying Party shall have


18


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discharged its obligation of indemnity to the Indemnified Party with respect to such claim, as required hereunder; (ii) a court of competent jurisdiction shall have finally determined that the Indemnifying Party is not liable to the Indemnified Party with respect to such claim; or (3) the Indemnified Party shall have released in writing (or be held to have released) the Indemnified Party from any liability with respect to such claim.

Section 6.04 Mitigation of Losses.

An Indemnified Party shall, to the extent practicable and reasonably within its control, make good faith efforts to mitigate any Losses of which it has adequate notice, provided that an Indemnified Party shall not be obligated to act in a manner which it reasonably believes is adverse to its own best interests. Nothing in this Section 6.04 shall be construed as obligating either Party to pursue deficiency judgments from borrowers on foreclosed Mortgage Loans.

ARTICLE VII.

MISCELLANEOUS

Section 7.01 Supplementary Information.

From time to time prior to and after the Transfer Date, Seller shall furnish to Purchaser such information supplementary to the information contained in the documents and schedules delivered pursuant hereto which is reasonably available to Seller as Purchaser may reasonably request.

Section 7.02 Further Assurances.

The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary to effectuate the purposes of this Agreement. Purchaser and Seller shall cooperate in good faith to consummate the transactions contemplated by this Agreement.

Section 7.03 Survival.

Notwithstanding anything to the contrary herein, (i) all warranties, and representations of the Parties set forth herein shall survive the Sale Date and the Transfer Date, and the termination of this Agreement, until the expiration of the one year period commencing on the date that all of the Mortgage Loans have been paid in full, foreclosed or otherwise retired, and (ii) the covenants and agreements of the Parties contained in this Agreement shall survive the Sale Date and the Transfer Date, and the termination of this Agreement and remain in full force and effect until the expiration of the one year period commencing on the date that all of the Mortgage Loans have been paid in full, foreclosed or otherwise retired.

Section 7.04 Assignment.

Neither Party shall assign, sub-license, sub-contract, charge or otherwise encumber any of its rights or obligations under this Agreement without the prior written consent of the other Party.


19


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Section 7.05 Due Diligence.

The Parties agree that any and all determinations made by Purchaser in connection with its due diligence review of the Mortgage Loans, Servicing Rights and related books and records shall not be evidence that Seller has complied with any of its representations, warranties, or covenants under this Agreement.

Section 7.06 Notices.

Except as otherwise expressly permitted by this Agreement, all notices and statements to be given under this Agreement are to be in writing, delivered by hand, facsimile, national overnight mail service, or first class United States mail, postage prepaid and certified with return receipt requested, to the following addresses or facsimile numbers, as applicable (which addresses and facsimile numbers may be revised by notice):

if to the Purchaser to:

IndyMac Bank, FSB
155 North Lake Avenue
Pasadena, CA 91101
Attn: Sten Joseph

With copy to:

IndyMac Bank, FSB
155 North Lake Avenue
Pasadena, CA 91101
Attn: Victor Woodworth


In each instance, with a copy to:



If to Seller, to:

Alliance Bancorp
1000 Marina Blvd., Suite 100
Brisbane, CA 94005
Attention: Lisa Duehring


With a copy to:

Alliance Bancorp
1000 Marina Blvd., Suite 100
Brisbane, CA 94005
Attention: Leon Daniels


20


(page)


And

Alliance Bancorp
300 Knigtsbridge Parkway, Suite 310
Lincolnshire,IL 60069
Attention: Sandra Belmonti

All notices and statements shall be deemed effective upon receipt

Section 7.07 Entire Agreement.

This Agreement constitutes the entire Agreement between the Parties with respect to the subject matter hereof. No amendments, modifications or supplements of this Agreement shall be binding unless executed in writing by the Parties. The Exhibits are part of this Agreement

Section 7.08 Binding Effect~ Third Parties.

This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person, other than the Parties and their successors and permitted assigns, any rights, obligations, remedies or liabilities.

Section 7.09 Applicable Laws.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK., WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY: (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT. IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF, OR THE COURTS OF THE STATE OF NEW YORK, WITHIN THE COUNTY OF NEW YORK, IN THE EVENT THE FEDERAL COURT LACKS OR DECLINES JURISDICTION; (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY SHALL HAVE BEEN NOTIFIED; AND (0)


21


(page)


AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITIED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 7.10 Counterparts. Electronic and Facsimile Signatures.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The Parties agree that this Agreement and any notices hereunder may be transmitted between them by email and/or by facsimile. The Parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all Parties. The original documents shall be promptly delivered, if requested.

Section 7.11 No Remedy Exclusive.

Except as otherwise set forth in this Agreement, no remedy under this Agreement is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to any remedies given under this Agreement or existing at law or in equity.

Section 7.12 Attorney's Fees and Expenses.

If any Party shall bring suit against the other Party as a result of any alleged breach or failure by the other Party to fu1fill or perform any covenants or obligations under this Agreement, then the prevailing Party in such action shall be entitled to receive from the other prevailing Party reasonable attorney's fees incurred by reason of such action and all costs of suit at both trial and appellate levels.

Section 7.13 Waiver.

Any forbearance by a Party in exercising any right or remedy under this Agreement or otherwise afforded by applicable law shall not be a waiver or preclude the exercise of that or any other right or remedy.

Section 7.14 Announcements.

Neither Party shall issue press releases or announcements regarding, or otherwise disclose to the general public or mortgage servicing industry, the existence or terms of this Agreement without the prior written approval of the other Party, except to the extent required by any court, tribunal, regulatory authority or law.

Section 7.15 Solicitation.

From and after the Sale Date, each Party covenants that it shall not, during the remaining term of any of the Mortgage Loans related to Servicing Rights sold to Purchaser hereunder directly or indirectly solicit and shall exercise all reasonable efforts to prevent any of its affiliates or subsidiary companies from directly or indirectly soliciting any borrower(s) under any Mortgage Loan by means of direct mail, telephonic, internet or personal solicitation for the


22


(page)


prepayment, refinance or modification of the Mortgage Loan. It is understood by the parties hereto that mass media, television, radio, internet, or print advertisements, or promotions undertaken by Seller or Purchaser that are directed to the general public at large or any segment thereof and not specifically directed to the borrower(s) of the Mortgage Loans shall not constitute a breach of the obligations set forth in this Section. Notwithstanding anything to the contrary, this Section 7.15 shall not prohibit either party or its respective agents or affiliates, from servicing the refinancing needs or other financial needs of a Mortgagor who without solicitation, contacts such party or its respective agents or affiliates, directly.

Section 7.16 General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) Terms used in this Agreement have the meanings assigned to them in this Agreement (as defined herein), and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender.

(b) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

(c) References herein to a "Section," shall be to the specified section(s) of this Agreement and shall include all subsections of such section(s).

(d) The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provisions.

(e) Section headings and other similar headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any of its provisions.

(f) Each reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated there under.


[Signatures Follow]


23


(page)


IN WITNESS WHEREOF, each of the undersigned parties to this Servicing Rights Purchase and Sale Agreement has caused this Agreement to be duly executed in its name by one of its duly authorized officers, all as of the date first above written.


INDYMAC BANK, F.S.B.
(Purchaser)

By: /s/ Stenwyn A. Joseph
Name: Stenwyn A. Joseph, SVP
Title: Servicing Assets Manager


ALLIANCE BANCORP
(Seller)

By: /s/ Lisa A. Duehring
Name: Lisa A. Duehring
Title: President/CEO


(page)


Exhibit A

Mortgage Loan Schedule
Required Data Elements


FIELD NAMES                                     Comments
* Investor Loan #
* Seller loan #
* Servicer loan #


BALANCE FIELDS
* Current UPB
* Agency Issue UPB                      Only on Scheduled Balance Purchases
* Principal Curtailment                 Only on Scheduled Balance Purchases
* Escrow Balance
* Escrow Netted from Funding            Only on Scheduled Balance Purchases
* Buydown Subsidy Balance
* Suspense Balance
* Late Charge Balance


PAYMENT FIELDS
* Original P&I Payment Amount
* Current Note Rate
* Original Note Rate
* Current P&I Payment Amount
* T&I Payment Amount
     ** Monthly Escrow for County Taxes
     ** Monthly Escrow for City/Village Taxes
     ** Monthly Escrow for School Taxes
     ** Monthly Escrow for Other Lien Taxes
     ** Monthly Escrow Property Insurance
     ** Monthly Escrow-PMI
     ** Monthly Escrow Flood Insurance
     ** Monthly Escrow Other
          ** If unable to provide breakdown of amounts, please provide which items are escrowed.
* Total Payment Amount
* First Payment Due Loan
* Late Charge Percent
* Late Charge Option
* Pending Esc Chg Date
* Pending New Esc Amt


A-1


(page)


LOAN INFORMATION
* Next Payment Due
* Loan Origination Date
* Original Loan Amount
* Loan Maturity Date
* Balloon Date (Balloon Loans Only)
* Loan Term
* Loan Purpose                          Include Code Definition
* Interest Only Loan
* Interest Only Installments
* Number of Units
* Purchase Price
* Appraised Value
* Original LTV%
* Property Type                         Include Code Definition
* Property Description
* Occupancy Code
* Borrower Last Name
* Borrower First Name
* Borrower Middle Name
* Co-Borrower Last Name
* Co-Borrower First Name
* Co-Borrower Middle Name
* Property Street Address
* Property City
* Property County Name
* Property State
* Property Zip Code
* Mailing Street Address
* Mailing City
* Mailing State
* Mailing Zip Code
* Borrower Home Telephone
* Borrower Work Telephone
* Borrower Social Security #
* Co-Borrower Social Security #
* SS# Certified Code                    Include Code Definition
* Flood Required
* Co Code
* Product                               Include Code Definition
* Delinquency Indicator                 Include Code Definition
* Loan Type                             Include Code Definition
* Sales Price
* Assumption Allowed


A-2


(page)


* Prepayment Penalty                    Include Code Definition
* Prepayment Penalty Loan %
* MERS MIN #
* Grace Period Days
* MI Upfront Premium
* Margin
* Max Interest Rate
* Minimum Interest Rate
* Non Cash Settlement Interest
* Product Code
* MERS MOM Flag
* MERS Registered Status
* MERS Quality Review Flag
* Affinity Name
* MI Cancellation Date
* MI Termination Date
* MI% Coverage
* Lien Type                             Include Code Definition
* Flood Zone
* Flood Vendor
* Flood Certificate Number
* Flood Community
* Flood Panel
* Flood Suffix
* Flood Panel Effective Date
* Flood Cert Date
* Flood Life of Loan
* FNMA Timely Payment Rewards Program
* Converted ARM to Fixed
* Construction Loan converted to Permanent
* FHLMC Alt A Product
* Program Type/Plan Code                Include Code Definition
* Converted Balloon
* Documentation Type (Char.of Loan)     Include Code Definition
* A Minus Credit Quality Program
  Borrower E-mail Address
* Owner Occupancy code
* FICO Score
* FHA/ VA Prefix
* FHA/VA Suffix
* FHA/VA Root


A-3


(page)


  TAX/INSURANCE DATA (Include all * data whether loan is escrowed or not)
  Tax Contract Number    (Only for FARETS
* loans)
* Flood Amount Due
* Flood Company                      Include Code Definition
* Flood Next Due Date
* Flood Policy
* HAZ Amount Due
* HAZ Company/Agent                  Include Code Definition
* HAZ Company/Agent Address
* HAZ Next Due Date
* HAZ Policy
* HAZ Policy Expiration Date
* HAZ Payment Frequency
* HAZ Coverage Amount
* Other Amount Due
* Other Company                      Include Code Definition
* Other Company Address
* Other Next Due Date
* Other Policy
* PMI Frequency
* PMI Last Paid
* PMI Pool Policy #
* PMI/MI Company
* PMI/MI Company Policy #

 FOR BUYDOWN LOANS ONLY
* Buydown Orig Total Term
* Buydown Term
* 1st Buydown Subsidy Amount
* 2nd Buydown Subsidy Amount
* Original Buydown Balance

 FOR ARM LOANS ONLY
* PI Change Date
* Interest Rate Change Date
* Look Back Days
* Index
* Rate Change Frequency
* Payment Change Frequency
* Rounding Factor
* ARM Plan #
* ARM Interest Max Increase
* ARM PI Max Increase


A-4


   (page)


* ARM PI Force Period
* ARM PI Pbal Max
* ARM Base Index
* ARM Base Rate
* ARM Next Interest Adj Date
* ARM Next PI Adj Date
* ARM Last Index
* ARM Margin
* ARM 1st Max Increase
* ARM First Max Decrease
* ARM Interest Max Decrease
* ARM Life of Loan Ceiling/Floor
* ARM Ceiling
* ARM Floor
* Pending IR Chg Date
* Pending New Interest Rte
* Pending PI Chge Date
* Pending New PI amt


A-5


(page)


Exhibit B

Form of Notification and Consent Letter

ALLIANCE BANCORP
1000 Marina Boulevard, Suite 100
Brisbane, CA 94005

June 29, 2007


IndyMac Bank, F.S.B.
3465 East Foothill Boulevard
Pasadena, CA 91107
Attention: Stenwyn A. Joseph, Senior Vice President

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager - Alliance 2007-0Al

GMAC Mortgage, LLC
100 Witmer Road
Horsham, PA 19044
Attention: Susan Brindle


Ladies and Gentlemen:


Reference is hereby made to (i) the Servicing Rights Purchase and Sale Agreement, dated as of June 29, 2007 (the "Purchase and Sale Agreement"), between Alliance Bancorp ("Alliance") and IndyMac Bank, F.S.B. ("IndyMac"), (ii) the Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among Alliance Securities Corp., as depositor, Alliance, as servicer, Wells Fargo Bank, N.A., as master servicer ("Master Servicer") and the securities administrator, GMAC Mortgage, LLC ("GMAC"), as back-up servicer, and Deutsche Bank National Trust Company, as trustee and (iii) the Subservicing Agreement, dated as of May 30, 2007 (the "Subservicing Agreement"), between Alliance and GMAC. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Pursuant to the Purchase and Sale Agreement, Alliance has agreed to sell and assign on the date hereof (the "Sale Date") and IndyMac has agreed to purchase and assume beneficial right, title, interest and obligation of Alliance, as Servicer, under the Pooling and Servicing


B-1


(page)


Agreement, with respect to the servicing of the mortgage loans identified on
Exhibit 1 attached hereto (the "Mortgage Loans").

In accordance with Section 6.05 of the Pooling and Servicing Agreement, Alliance, as Servicer, is not permitted to sell and assign its rights and delegate its duties and obligations in their entirety as Servicer under the Pooling and Servicing Agreement except upon the sale and assignment of its duties and obligations as Servicer with respect to the Mortgage Loans to an institution that is qualified to service mortgage loans for Fannie Mae or Freddie Mac and has a net worth of not less than $10,000,000 and with the prior written consent of the Master Servicer. No such appointment of a successor to Alliance shall be effective unless (i) the Rating Agencies have confirmed in writing that such appointment will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the related Certificates and
(ii) Alliance has delivered to the Master Servicer an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to such action under the Pooling and Servicing Agreement have been completed and such action is permitted by and complies with the terms of the Pooling and Servicing Agreement.

In accordance with Section 7.02 of the Pooling and Servicing Agreement, IndyMac hereby represents and warrants to Alliance and the Master Servicer that (i) IndyMac is a Fannie Mae and Freddie Mac approved servicer in good standing and has a net worth of not less than $10,000,000 and (ii) that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

As of the Sale Date, and in furtherance of the transactions set forth in the Purchase and Sale Agreement, (i) Alliance hereby transfers and assigns to IndyMac all of its rights, powers, duties, responsibilities, obligations and liabilities as Servicer under the Pooling and Servicing Agreement with respect to the Mortgage Loans accruing from and after the Sale Date as more completely described in Section 2.01 of the Purchase and Sale Agreement, including, but not limited to, the right to collect the Servicing Fee for any payments on the Mortgage Loans on or after the Sale Date notwithstanding the due date of such payment; provided, however, that Alliance's obligations pursuant to Sections 12.01, 12.04, 12.05 and 12.07 of the Pooling and Servicing Agreement shall survive the transaction contemplated by the Purchase and Sale Agreement and shall accordingly not be assigned or transferred to IndyMac (the "Transferred Servicing Assets"), and (ii) IndyMac hereby (a) accepts and assumes the Transferred Servicing Assets, (b) assumes and agrees to discharge the due and punctual performance and observance of each covenant and condition to be performed and observed by Servicer under the Pooling and Servicing Agreement accruing from and after the Sale Date, and (c) assumes and agrees to be bound by all terms and conditions of the Pooling and Servicing Agreement accruing from and after the Sale Date.

As of the Sale Date, and in furtherance of the transactions set forth in the Purchase and Sale Agreement, (i) Alliance hereby transfers and assigns to IndyMac all of its rights, powers, duties, responsibilities, obligations and liabilities as Servicer under the Subservicing Agreement with respect to the Mortgage Loans accruing from and after the Sale Date, including, but not limited to, the right to collect the Servicing Fee for any payments on the Mortgage Loans on or


B-2


(page)


after the Sale Date notwithstanding the due date of such payment (the "Transferred Subservicing Assets"), and (ii) IndyMac hereby (a) accepts and assumes the Transferred Subservicing Assets, (b) assumes and agrees to discharge the due and punctual performance and observance of each covenant and condition to be performed and observed by Alliance under the Subservicing Agreement accruing from and after the Sale Date, and (c) assumes and agrees to be bound by all terms and conditions of the Subservicing Agreement from and after the Sale Date; provided, however, that upon the Transfer Date (as defined in the Purchase and Sale Agreement), Alliance shall pay to GMAC the applicable deboarding fees pursuant to Section 8.01 of the Subservicing Agreement.

In accordance with Section 3.06(c) of the Subservicing Agreement, on each Remittance Date (as defined in the Subservicing Agreement) between the Sale Date and the Transfer Date, GMAC shall remit to IndyMac the Excess Servicing Strip (as defined in the Subservicing Agreement) pursuant to the wiring instructions set forth below.


Wells Fargo Bank
ABA No.: 121000248
Account Name: IndyMac Bank Clearing Account
Account No.: 4121202469
Beneficiary Address: 155 N. Lake Ave., Pasadena, CA 91101
Ref: Attn: Nilesh Patel- SF from GMAC


In addition, all notices and communications from GMAC to IndyMac shall be addressed to the following:


Nilesh Patel, IR Manager
Phone: (626)535-5009
Fax: (626) 229-6469
Email: Nilesh.Patel@imb.com


Each of IndyMac and the Master Servicer hereby agrees and acknowledges that Alliance shall not be responsible for monitoring any of the obligations of IndyMac as successor servicer under the Pooling and Servicing Agreement on and after the Sale Date with regard to the administration or servicing of the Mortgage Loans under the Pooling and Servicing Agreement. In addition, each of IndyMac and the Master Servicer hereby agrees and acknowledges that (i) on and after the Sale Date (a) Alliance shall not have any liability for the administration or servicing by IndyMac of the Mortgage Loans under the Pooling and Servicing Agreement and (b) Alliance shall be released from all liability under the Pooling and Servicing Agreement with respect to the administration or servicing of the Mortgage Loans accruing after the Sale Date and (ii) for the period prior to the Sale Date, Alliance shall remain subject to the liability under the Pooling and Servicing Agreement with respect to the administration or servicing or the Mortgage Loans.


B-3


(page)


Each of IndyMac, the Master Servicer and Alliance hereby agrees and acknowledges that, as of the Transfer Date (as defined in the Purchase and Sale Agreement)
(i) GMAC shall no longer be obligated to act as Back-Up Servicer under the Pooling and Servicing Agreement, and that GMAC shall be released from all its right, title, interest and obligations under the Pooling and Servicing Agreement with respect to its role as Back-Up Servicer, (ii) the Subservicing Agreement shall be terminated and GMAC shall not longer be obligated to act as subservicer under such Subservicing Agreement. Notwithstanding the foregoing, (a) GMAC's and Alliance's obligations pursuant to Section 6.02 of the Subservicing Agreement shall survive termination of the Subservicing Agreement and (b) GMAC's obligations pursuant to Article X of the Subservicing Agreement shall survive termination of the Subservicing Agreement.

By its signature below, GMAC acknowledges and consents to the appointment of IndyMac as successor to Alliance as Servicer under the Subservicing Agreement as of the Sale Date and the termination of the Subservicing Agreement as of the Transfer Date.

By its signature below, the Master Servicer acknowledges and consents to the appointment of IndyMac as successor to Alliance as Servicer under the Pooling and Servicing Agreement as of the Sale Date and GMAC's termination as Back-Up Servicer as of the Transfer Date under the Pooling and Servicing Agreement.

Furthermore, by its signature below the Master Servicer acknowledges that it has received, in form and substance satisfactory to it, (i) the Rating Agency confirmations, (ii) an Officer's Certificate, (iii) and an Opinion of Counsel and (iv) the Purchase and Sale Agreement (an executed copy of which it has received), each of which is contemplated by Section 6.05 of the Pooling and Servicing Agreement.


B-4


(page)



Very truly yours,


ALLIANCE BANCORP



By: /s/ Lisa A. Duehring
Name: Lisa A. Duehring
Title: President/CEO



INDYMAC BANK, F.S.B.



By: /s/ Stenwyn A. Joseph
Name: Stenwyn A. Joseph, SVP
Title: Servicing Assets Manager


Acknowledged and Accepted:


WELLS FARGO BANK, NATIONAL ASSOCATION
as Master Servicer for the holders of the Alliance Securities Corp. Mortgage Backed Pass-Through Certificates, Series 2007-OA1,



By: Peter A. Gobell
Name: Peter A. Gobell
Title: Vice President


Acknowledged and Accepted:


GMAC MORTGAGE, LLC
as Back-Up Servicer and Subservicer



By: /s/ Wesley B. Howland
Name: Wesley B. Howland
Title: Vice President



B-5


(page)


EXHIBIT 1

MORTGAGE LOANS


B-6


(page)


Exhibit C

Transfer Procedures


PRE AND POST TRANSFER SUPPORT. Seller shall cooperate with IndyMac Bank, Home Loan Servicing in various activities to prepare the Servicing Portfolio for transfer. These activities will include, but not be limited to, planning sessions, reasonable database clean up, and report generation. Seller will assist IndyMac Bank, Home Loan Servicing in problem resolution regarding customer issues and servicing transfer balancing as may be required, to commence the servicing activity at IndyMac Bank, Home Loan Servicing

Any questions regarding the transfer process of these instructions should be directed to the individuals listed below, in order of escalation:

Allen Tran, Acquisitions/Sales Specialist               (269) 353-2319
Denise Bain, Acquisitions/Sales Specialist              (269) 353-2173
Karrie Kemery, Acquisitions/Sales Manager               (269) 353-2332
V. Lyn Niles, VP, Manager                               (269) 353-2316


PRE-TRANSFER REOUIREMENTS
1. Notice to Mortgagors. Not later than fifteen (15) days prior to the Transfer Date, Seller shall mail to the mortgagor a letter advising the mortgagor of the transfer of Servicing to IndyMac Bank, Home Loan Servicing. This notice shall comply in all respects with state and federal requirements and all investor requirements and shall be approved in advance by IndyMac Bank, Home Loan Servicing.

2. Preliminary Trial Balance. Seller shall deliver to Indymac a Preliminary Trial Balance file no later than 15 days prior to Transfer Date. This file must contain all loans involved in the current transfer, and all data elements outlined in Exhibit E.l of this document.

3. Notice to Mortgage Insurers. Seller shall notify all relevant private mortgage insurance companies no later than fifteen (15) days prior to the Transfer Date that all insurance premium billings for the Mortgages must thereafter be sent to IndyMac Bank, Home Loan Servicing. Additionally, Seller shall, prior to the Transfer Date, obtain the written consent of any private mortgage insurance companies which have the contractual right to approve the transfer of the Servicing.

4. Notice to Insurance Companies. Not later than fifteen (15) days prior to the Transfer Date, Seller shall transmit to the insurance companies and/or agents, notification of the assignment of the Servicing and instructions to deliver all notices and insurance statements to IndyMac Bank, Home Loan Servicing from and after the Transfer Date.
     IndyMac Bank F.S.B.
     Its Successors and/or Assigns P.O.
     Box 2971
     Phoenix, AZ 85062-2971

5. Notice to Flood Service Companies. Not later than fifteen (15) days prior to the Transfer Date Seller shall transmit to the flood service companies, notification of the assignment of the servicing and instructions to deliver all notices and insurance statements to IndyMac Bank, Home Loan Servicing from and after the Transfer Date.

6. Notice to Taxing Authorities and Tax Service. If Seller/Sub-servicer maintains fully-transferable Tax Contracts with FARETS, Seller/Sub-servicer must notify FARETS of the transfer of servicing fifteen (15) days prior to Transfer Date. Copies of the Tax Designation Letters signed by the borrower(s) must be included in the Loan File (paper or imaged) for the states of New York, New Jersey and Pennsylvania. IndyMac Bank uses First American Tax Service (FARETS) - Lender Number 66537


C-l


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7.   Notice to Flood Tracking Companies. No later than fifteen (15) days prior to the Transfer Date, Seller shall transmit to the flood tracking companies notification of the assignment of the servicing and instructions to deliver all notices of flood zone changes to IndyMac Bank, Home Loan Servicing from and after the Transfer Date.

8. Delivery of Servicing Records. On the Transfer Date, Seller shall forward to IndyMac Bank, Home Loan Servicing all Servicing records in Seller's possession relating to each Mortgage, including the information set forth in the Transfer Instructions. However, any documents not available until after the Transfer Date shall be sent within ten (10) days after the Transfer Date.

9. Delivery of Balancing Information. Seller shall provide IndyMac Bank, Home Loan Servicing with a full tria1 balance as of the Transfer Date. All trial balances must be delivered to IndyMac Bank, Home Loan Servicing no later than two (2) Business Days after the trial balance date.

10. Insurance and Tax Payments. All hazard insurance, mortgage insurance, property taxes for which bills have been released by the taxing authorities, and other similar items due, up to and including thirty (30) days after the Transfer Date, shall be paid by Seller prior to the Transfer Date, if the bills have been received.

11. Mortgage Payment and/or Payoffs Received PRIOR to Transfer Date. Any and all mortgage payments or payoffs received by the Seller PRIOR to the Transfer Date sha11 be processed by Seller and applied to the loan before transfer.

12. Collection Activities: Aggressive Collection activities must be continued during the interim servicing period, up to the day before Transfer Date. All activities must be documented on the current servicing system and provided to Indymac after Transfer Date. See Section A, under Supplementary Information.


C-2


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TRANSFER INSTRUCTIONS
1.  Servicing  Requirements:

     a) Final Trial Balance. The Final Trial Balance must be delivered to Indymac no later than 1 business day following the effective date of Transfer. This file must contain all loans involved in the current transfer, and all data elements outlined in Exhibit E.l of this document.

          * The Final Trial Balance must include actual unpaid balances (Principal, Escrow, Suspense or other Trust Balance) and due date of each transferred loan as of the date that the loan is service released by the Seller/Sub-Servicer. The actual balances / due dates must reflect actual payments received/processed by Seller/Sub-servicer (even if the loan is transferred delinquent).

          * The Final Trial Balance must be in electronic format (.xls, .csv, or .txt format)

     b)   Documentation

          * System evidence of all flood, hazard, and mortgage insurance policies, and any bills unpaid as of the Transfer Date.

          * Example of letter to appropriate insurance companies/agents requesting endorsement to reflect transfer to IndyMac Bank, Home Loan Servicing and address of IndyMac Bank, Home Loan Servicing (NOTE: flood, hazard, mortgage, accident, health, and life insurance companies should receive these notifications).

          * Collections Documents:
            a. Listing of all Mortgage loans by Investor for which a breach or 30-day demand letter ("Demand") has been issued and the Demand has not yet expired, as well as the date the Demand is due to expire.
            b. Hard copy (Electronic copy of Collection Activity??) of collection information at Transfer Date including property inspection information vacant property lists, etc.
            c. Copy of all notices filed for Conventional loans (30-day demands and certified cards), as well as mortgage insurance notifications for those states requiring these documents for the foreclosure process.
            d. Original loan documents held by default compliance. Include a list for audit purposes.
            e. Copies of Investor Reports and Procedures for monthly Investor Reports.

          * Foreclosures and Bankruptcy:
            a. Listing of all Mortgage Loans by Investor for which a claim has been filed under the mortgage insurance policy, and for which the claims funds have not been received.
            b. Listing of all loans with a foreclosure sale scheduled within the next 30 days.
            c. Listing of all loans currently in foreclosure process by loan number, grouped by Investor.
            d. Listing of all loans currently in bankruptcy process by loan number, grouped by Investor.
            e. Entire files with copies of all property inspection bills, foreclosure or bankruptcy tracking information, conversion logs, collection screens, miscellaneous fees due screens, and pre/post payment application for bankruptcies.
            f. Notification to the foreclosure attorney, and to the bankruptcy attorney, that the file has transferred to IndyMac Bank, Home Loan Servicing. Such notification is to be mailed three (3) weeks prior to the Transfer Date.


C-3


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            g.   Notification to the bankruptcy trustee, if applicable that the file has been transferred to Servicer.
            h. Completed individual loan status information sheets. Form will be supplied prior to transfer.
            i. Three (3) years worth of payment loan histories on loans with a foreclosure sale scheduled within thirty (30) days.
            j. Payment loan histories on Chapter 13 bankruptcies with pre/post-petition payment due from the date the bankruptcy was filed.
            k.   Reconciliation of Bankruptcy GL with full detail provided.
            1. Assignments. For a loan in foreclosure, or currently in bankruptcy but foreclosure was previously filed, the unrecorded assignments are to be sent to:

                                  IndyMac Bank
                                  Loan Resolution/FC Department
                                  Attention: Emily Gillula
                                  460 Sierra Madre Villa Ave., HS=01-04
                                  Pasadena,CA 91107

          * Loss Mitigation: List of all Mortgage Loans being processed for Loss Mitigation, which includes loan modifications, short sales, Deed-in-Lieu, and charge-offs. Provide the Loss Mitigation file and Statement, which summarizes the status of each file.

          * Pending Legal Matters: Available information on pending matters, including partial releases; mortgage life, or mortgage disability claims and litigation.

          * Evidence of Seller's payment to borrowers, through the Transfer Date, of interest on any escrow/impound accounts.

          * Microfiche. All microfiche including, but not limited to, loan histories, reports, year-end statements, letters, and escrow analyses.

          * Other documents of information that IndyMac Bank, Home Loan Servicing may reasonably request which are available to Seller.

     c)   The following lists of specified loans and requested information:

          * All loans with pending assumptions/beneficiary statements, pending payoffs, pending partial releases, and any other special items.

          * All loans for which insurance loss claim funds are held of for which Seller has been made aware of a loss but funds have not yet been received (status of each loan must accompany this list).

          * List of force placed loans and company.

          * All loans that require special handling with a statement as to the reasons, along with all relevant documentation.

          * All accident, health, and life insurance carriers and the loans covered by policies with these carriers (identified by loan number and mortgagor).


C-4


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2.  Investor Requirements.
     Remittance Method

          * Remittance Method is Actual/ Actual
            * Monthly interest is calculated on a 360 basis and payoff interest is per diem using 365 day calculation with payoff up to but not including the effective payoff date)

     Custodial Accounts
          * Seller must set-up separate P&I and T&I Custodial Accounts with proper vesting of: "Seller/Servicer Name" as Agent/Trustee/Bailee for IndyMac Bank, F.S.B. and/or various Mortgagors and/or various owners of interest in MBS Principal and Interest (or Taxes and Insurance, as applicable)
          * Seller must provide IndyMac with fully executed Custodial Account Authorization for each account (P&I and T&I)
          * Custodial Accounts must be on deposit with institution with minimum rating of "C" (Fitch) or score "125" (IDC)

     P&I Remittance Instructions
          * Seller must provide interim remittance reporting to IndyMac Master Servicing within three Business Days of Interim Cut-off
            (if applicable)*
          * Seller must send P&I remittance via Federal Funds Wire within five Business Days of Interim Cut-off (if applicable )***
          * Seller must provide final remittance reporting to IndyMac Master Servicing within three Business Days of final Cut-Off and remittance of such funds must be sent via Federal Funds Wire no later than the 5th Business Day following service release of the loans to IndyMac
          * All reports sent to Master Servicing by Seller must be properly formatted and in electronic format (xls or txt/csv only)****
          * Seller must resolve any P&I remittance discrepancy within 10
            Business Days of request for review by IndyMac
          * Seller must remit payoff proceeds to Master Servicing within 5 Business Days of effective payoff for loans paid-in-full prior to transfer
                 * Note: Payoff proceeds may be included in the regular remittance provided reporting/remitting of these funds occurs within 5 Business Days of effective payoff

            *Interim Cut-Off is any month-end preceding transfer cut-off
            ** FNMA Laser Report, Fidelity Reports (p139, S214 (if applicable),
            S215) are both acceptable reporting formats. In lieu of providing the above, a spreadsheet the includes the following fields is acceptable:

                        *IndyMac Loan Number
                        *Seller Loan Number
                        *Current UPB
                        *Current Due Date
                        *Principal Remitted
                        *Interest Remitted
                        *Service Fee Charged
                        *Prepayment Penalty Amount (if Seller includes
                         payoffs with regular remittance)


C-5


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Wiring Instructions for P&I Remittance: (including payoff processed by Seller or
Sub-Servicer prior to transfer):


Fields                      Destination Information
Destination Bank:           Wells Fargo Bank; Los Angeles, CA
Beneficiary:                IndyMac Bank, FSB
ABA Routing Number:         121000248
Account Name:               IndyMac Bank, FSB - Payment Clearing Account
Beneficiary Account #:      4121202469



T & I and Other Trust Funds should be wired to the following no later than 5
(five) Business Days after the Transfer Date:


Fields                      Destination Information
Destination Bank:           JP Morgan Chase; Dallas, Texas
Beneficiary:                IndyMac Bank, FSB
ABA Routing Number:         111000614
Account Name:               IndyMac Bank Payment Clearing - Account IndyMac Bank
                            Acquisitions
Beneficiary Account #:      1827894443



Payment Processing

   Seller must process all payments received prior to transfer date
   * Seller is to apply all payments (including payoff proceeds) during the interim servicing period to the loans.
   * Seller is responsible for all 1098 reporting for such payments, as well as satisfitction/reconveyance of the Deed of Trust/Mortgage in the event the loan is paid-off prior to transfer.
   * The final trial balance must include actual balances (Unpaid Principal, Escrow, Suspense or Other Trust ba1ance) and due date of each transferred loan as of the date that the loan is service released by the Seller.
             The actual balances / due dates must reflect actual payments received/processed by Seller (even if the loan is transferred delinquent).


(page)


Master Servicing Contacts

Type of Notification         Send E-Mail & Attachments to
Payoff Reports & Wires       Stacey Ho, Tom Kucera, Elaine Seaver
Remittance Reports & Wires   Stacey Ho & Tom Kucera
Collateral Requests          Elaine Seaver



Contact Name       Contact e-mail                    Contact Phone #
Stacey Ho          stacey.ho@indymacbank.com         626-535-8865
Tom Kucera         thomas.kucera@indymacbank.com     626-535-2386
Elaine Seaver      elaine.seaver@indymacbank.com     626-535-4433


C-6


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POST TRANSFER INSTRUCTIONS

1. Mortgage Pavments and/or Payoffs Received AFTER Transfer Date. Any mortgage payments or payoffs received by the Seller after the Transfer Date shall NOT be processed by Seller but shall, instead be forwarded to IndyMac Bank, Home Loan Servicing by overnight mail daily for the first thirty (30) days following the Transfer Date and, thereafter, mailed daily by regular mail. Payments must be forwarded within 1 day of receipt, unless payment was processed by Seller's Lockbox, in which they must be forwarded within 2 business days of original process date. Payments shall be sent to:
                      IndyMac Bank, Home Loan Servicing
                      Attention: Acquisition/Sales Department
                      6900 Beatrice Drive
                      Kalamazoo, MI 49009

     All shipments should include the following, as applicable:
     * The original uncashed check, the payment coupon, envelope, and particulars of the payment such as account number, date received, and any special mortgage application instructions. NOTE: Checks made payable to Seller should be endorsed to IndyMac Bank, Home Loan Servicing.
     * If checks were processed via lockbox and seller must issue a check to Indymac, a transmittal list must accompany the check and include the following information for each loan: Account number, date received, borrower's name, and any special application instructions.

2. NSF Checks After Transfer. All checks related to NSF's, NSF on draft accounts, stop payment, etc. which were not reversed by Current Servicer prior to cut-off shall be handled as follows:

     * A clearly identified COPY (front and back) of item(s), along with the payment history showing the application, will be forwarded to Indy Mac Bank at the following address:
                      IndyMac Bank, Home Loan Servicing
                      Attention: Acquisition/Sales Department
                      6900 Beatrice Drive
                      Kalamazoo, MI 49009

     * Upon receipt, IndyMac Bank will reverse funds from appropriate account(s).
     * After reversal, IndyMac Bank will forward funds to Seller, within five business days from the date received from the Seller.
     * Upon receipt of funds, Seller will forward the original item(s) to IndyMac Bank using the address above.

3. Documents Received After the Transfer Date. Seller agrees to promptly forward to IndyMac Bank, Home Loan Servicing after the Transfer Date, by overnight express mail daily, for thirty (30) days after the Transfer Date, any notice, tax bill, cancellation notice, or other documentation involving the Mortgage Loans, which require IndyMac Bank, Home Loan Servicing's immediate attention


C-7


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CREDIT FILES & DOCUMENTS

1. Documentation to be Delivered: Not later than five (5) days prior to the Transfer Date, IndyMac Bank, Home Loan Servicing shall have received the documentation, which is described in Exhibit A of the Mortgage Loan Purchase and Interim Servicing Agreement, with the exception of microfiche, which shall be provided fifteen (15) days after the Transfer Date. Documentation only available after the Transfer Date will not be required to be delivered until ten (10) days after the Transfer Date.

2. Loan Files (Credit) to be Delivered: Loan files should be shipped no later three (3) days following the funding date to the following address:
                   IndyMac Bank
                   Attention: Larry Hobby
                   192 Technology Pkwy, Ste 100
                   Norcross, GA 30092


SUPPLEMENTARY INFORMATION

1. Supplementary Information. From time to time prior to and after the Transfer Date, Seller shall furnish IndyMac Bank, Home Loan Servicing information, supplementary to the information contained in the documents and schedules delivered pursuant hereto, and shall file such information as IndyMac Bank, Home Loan Servicing may reasonably request.

2.   The following reports
     1.   Trial balance or other reports as of the Transfer Date to include:

          *    Seller's loan number
          *    Seller's investor code.
          *    Investor loan number
          *    Pool number
          *    Pool contract number
          *    Mortgagor's name
          *    P&I payment amount
          *    T &1 payment amount
          *    Total Payment
          *    Accumulated late charges
          *    Next payment due date
          *    Unpaid principal balance
          *    Escrow and other trust fund balances
          *    Interest rate
          *    ARM components/Change dates
          *    Loan Type
          *    Curtailments
          *    Advances (P&I and Escrow)
          *    Number of loans
          *    Buy-Down balance
          *    Corporate Advance Balances

A copy of the final investor remittance report as of the Transfer Date - this report should be consistent with the trial balance.


C-8


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Please note - any item requested that is not specifically designated to be shipped to an individual or address should be sent to:

                  Karrie Kemery
                  IndyMac Bank, Home Loan Servicing
                  6900 Beatrice Drive
                  Kalamazoo, MI 49009-8070

Customer Inquiries. Customers may send written inquires to:

                  IndyMac Bank, Home Loan Servicing
                  6900 Beatrice Drive
                  Kalamazoo, MI 49009
                  Attention: Correspondence Research Department

Customer Service. Customers may contact a Customer Service Representative Monday through Friday between the hours of 8:00 a.m. and 9:00 p.m. ET. The toll free number is: 1-800-781-7399.


C-9


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Exhibit D

Lost Float Income Calculation


UPB                                           318,649,674
% Escrow
Average P&I
Number Loans
1Mth Libor
Escrow Balance                                    605,434
Escrow Float                                        2,684
Add'l 5 days                                          447

P&I Balance                                     1,135,274
P&I Float Days
P&I Float                                           1,678
Add'l 5 days                                          280
Total Float                                         5,089


D-1


EX-99.2

EXECUTION VERSION


ALLIANCE BANCORP
1000 MARINA BLVD, SUITE 100
BRISBANE, CA 94005


June 29, 2007


IndyMac Bank, F.S.B.
888 East Walnut Street
Pasadena, CA 91101


Attention: Sten Joseph

Re: Servicing Rights Sale


 Alliance Bancorp ("Seller") hereby confirms its agreement to deliver or cause to be delivered to IndyMac Bank, F.S.B. ("Purchaser"), and Purchaser hereby confirms its agreement to purchase and accept from Seller, the servicing rights and servicing responsibilities relating to certain adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") in accordance with the terms of this commitment letter (this "Agreement") and a servicing rights purchase and sale agreement (the "Purchase and Sale Agreement", and together with this Agreement, and any other agreements entered into in connection herewith or therewith, the "Transaction Documents"). The Mortgage Loans shall have an aggregate unpaid principal balance of approximately $319,128,991.41 (+/- 10%) as of June 25,2007. Seller and
 Purchaser shall be referred to herein as the "Parties".

 In connection with this transaction, the Parties agree as follows:

 1. Purchase Commitment. Subject to the terms of the Transaction Documents, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, Servicing Rights (as herein defined) relating to the Mortgage Loans. Prior to the Sale Date, the Mortgage Loans shall be serviced by GMAC
 Mortgage, LLC (the "Subservicer"), as subservicer on behalf of the Seller pursuant to the Subservicing Agreement, dated as of May 30, 2007 between the Seller and the Subservicer (the "Subservicing Agreement"). For the period beginning on the Sale Date and ending on the Transfer Date, the Mortgage Loans shall be serviced by the Subservicer, as subservicer on behalf of the Purchaser pursuant to the terms of the Subservicing Agreement. On the Transfer Date, Seller shall cause the Subservicer to transfer the servicing of the Mortgage Loans to Purchaser pursuant to industry standard transfer provisions, the transfer procedures, a copy of which is attached hereto as Exhibit A, and as mutually agreed to between Seller, the Subservicer and Purchaser.

(page)

"Servicing Rights" means the rights and obligations to administer, collect the payments for the reduction of principal and application of interest, collect payments on account of taxes and insurance, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration and any other obligations required in connection with the related Mortgage Loans pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2007, among Alliance Securities Corp., as depositor, the Seller, as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, the Subservicer, as back-up servicer and Deutsche Bank National Trust Company, as trustee together with the right to receive the Servicing Fee (as defined in the Pooling and Servicing Agreement) and any Ancillary Fees (as defined in the Purchase and Sale Agreement) arising from or connected to the Mortgage Loans from and after the Transfer Date, and all rights, powers, and privileges incident to any of the foregoing.

  2. Transfer Date. The transfer from the Subservicer to Purchaser of servicing responsibilities relating to Servicing Rights shall occur on a "Transfer Date" for the related Mortgage Loans to be delivered hereunder. The Transfer Date shall be August 1, 2007 unless otherwise mutually agreed upon by both parties.

  3. Cut-off Date. The Cut-off Date will be June 25, 2007 unless otherwise mutually agreed upon by both parties.

  4. Purchase Price. The Purchaser shall pay to the Seller the purchase price (the "Purchase Price") for the Servicing Rights purchased on the Sale Date, which shall be an amount equal to the product of (i) the Purchase Price Percentage and (ii) the unpaid principal balance of the Mortgage Loans as of the Sale Date.

 5. Purchase Price Percentage. .713% (71.3 basis points)

 6. Payment of Purchase Price. The Purchase Price for the Servicing Rights related to the Mortgage Loans shall be paid by Purchaser as specified in the Purchase and Sale Agreement.

 7. Sale Date. The Sale Date shall be June 29, 2007 unless otherwise mutually agreed upon by both parties.

 8. Servicing Obligations. From and after the Sale Date, Purchaser shall be obligated to service the Mortgage Loans in accordance with the terms and conditions of the Pooling and Servicing Agreement dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among Alliance Securities Corp., as depositor, the Seller, as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, GMAC Mortgage, LLC, as back-up servicer and Deutsche Bank National Trust Company, as trustee.

 9. Servicing Compensation. Unless otherwise agreed to by the Parties, from and after the Sale Date and subject to the terms of the Pooling and Servicing Agreement, Purchaser shall be entitled to retain with respect to each Mortgage Loan a monthly servicing fee and ancillary fees as set forth in the Pooling and Servicing Agreement.


                                       -2-
(page)

  10. Interim Servicing. As of the Sale Date, the Seller shall transfer and assign to IndyMac all of its rights, power, duties, responsibilities, obligations and liabilities as servicer under the Subservicing Agreement with respect to the Mortgage Loans accruing from and after the Sale Date and the Subservicer shall service the Mortgage Loans in accordance with the Subservicing Agreement for the benefit of the Purchaser for the period of time between the Sale Date and the Transfer Date. The Seller shall reimburse the Purchaser for the Subservicing Fee (as defined in the Subservicing Agreement) retained by the Subservicer pursuant to the Subservicing Agreement. The Seller shall reimburse the Purchaser for all ancillary fees received by the Subservicer during the Interim Servicing Period. The Seller shall also reimburse the Purchaser for all income and gain that would have been realized by the Purchaser from the investment of funds deposited in the Collection Account and the Escrow Account during the period beginning on the Sale Date and ending on the date that the Custodial Funds and Escrow Funds are delivered by the Subservicer.

  11. Costs. Each of the Parties hereto shall bear its own fees, expenses and commissions of financial, legal and accounting advisors and other outside consultants, incurred in connection with the execution of the Transaction Documents and the transaction contemplated hereby.

  12. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

  13. Miscellaneous. This Agreement shall each be governed by the laws of the State of New York, without regard to the conflicts of laws principles thereof. Headings in this Agreement are for convenience only. This Agreement may not be amended except by an instrument in writing signed by Purchaser and Seller. This Agreement may be signed by the parties hereto in one or more counterparts and by different parties in separate counterparts, with the same effect as if the parties had signed the same document. This Agreement shall survive the transfer of the Servicing Rights.

 14. Confidential Information. The Purchaser and the Seller shall keep confidential and shall not divulge to any non-affiliated person, without the other's prior written consent, the price paid by the Purchaser for the Servicing Rights, except to the extent that it is appropriate for the Purchaser or the Seller, as the case may be, to do so in obtaining any financing with respect to the servicing of the Mortgage Loans, and in working with legal counsel, auditors, taxing authorities or other governmental agencies or as otherwise required under applicable law. The rights and obligations set forth in this Section shall survive the sale of the Servicing Rights and shall not merge with or into any of the closing documents described herein, but instead shall be independently enforceable.



                         [Signatures on Following Page]


                                     -3-
 (page)




  Kindly acknowledge your agreement to the terms and conditions of this Agreement by signing in the appropriate space below and returning to the undersigned.


Very truly yours,

ALLIANCE BANCORP


By: /s/ Lisa A Duehring
Name: Lisa A Duehring
Title: President/CEO







Accepted and Agreed:

INDYMAC BANK, F.S.B.


By: /s/ Stenwyn A. Joseph
Name: Stenwyn A. Joseph, SVP
Title: Servicing Assets Manager



EX-99.3

ALLIANCE BANCORP
1000 Marina Boulevard, Suite 100
Brisbane, CA 94005




June 29, 2007



IndyMac Bank, F.S.B.
3465 East Foothill Boulevard
Pasadena, CA 91107
Attention: Stenwyn A. Joseph, Senior Vice President

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager- Alliance 2007-OA1

GMAC Mortgage, LLC
100 Witmer Road
Horsham, PA 19044
Attention: Susan Brindle


Ladies and Gentlemen:


Reference is hereby made to (i) the Servicing Rights Purchase and Sale Agreement, dated as of June 29, 2007 (the "Purchase and Sale Agreement"), between Alliance Bancorp ("Alliance") and IndyMac Bank, F.S.B. ("IndyMac"), (ii) the Pooling and Servicing Agreement, dated as of May 1,2007 (the "Pooling and Servicing Agreement"), among Alliance Securities Corp., as depositor, Alliance, as servicer, Wells Fargo Bank, N.A., as master servicer ("Master Servicer") and the securities administrator, GMAC Mortgage, LLC ("GMAC"), as back-up servicer, and Deutsche Bank National Trust Company, as trustee and (iii) the Subservicing Agreement, dated as of May 30, 2007 (the "Subservicing Agreement"), between Alliance and GMAC. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Pursuant to the Purchase and Sale Agreement, Alliance has agreed to sell and assign on the date hereof (the "Sale Date") and IndyMac has agreed to purchase and assume beneficial right, title, interest and obligation of Alliance, as Servicer, under the Pooling and Servicing Agreement, with respect to the servicing of the mortgage loans identified on Exhibit 1 attached hereto (the "Mortgage Loans").


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In accordance with Section 6.05 of the Pooling and Servicing Agreement,
Alliance, as Servicer, is not permitted to sell and assign its rights and delegate its duties and obligations in their entirety as Servicer under the Pooling and Servicing Agreement except upon the sale and assignment of its duties and obligations as Servicer with respect to the Mortgage Loans to an institution that is qualified to service mortgage loans for Fannie Mae or Freddie Mac and has a net worth of not less than $10,000,000 and with the prior written consent of the Master Servicer. No such appointment of a successor to Alliance shall be effective unless (i) the Rating Agencies have confirmed in writing that such appointment will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the related Certificates and
(ii) Alliance has delivered to the Master Servicer an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to such action under the Pooling and Servicing Agreement have been completed and such action is permitted by and complies with the terms of the Pooling and Servicing Agreement.

In accordance with Section 7.02 of the Pooling and Servicing Agreement, IndyMac hereby represents and warrants to Alliance and the Master Servicer that (i) IndyMac is a Fannie Mae and Freddie Mac approved servicer in good standing and has a net worth of not less than $10,000,000 and (ii) that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

As of the Sale Date, and in furtherance of the transactions set forth in the Purchase and Sale Agreement, (i) Alliance hereby transfers and assigns to IndyMac all of its rights, powers, duties, responsibilities, obligations and liabilities as Servicer under the Pooling and Servicing Agreement with respect to the Mortgage Loans accruing from and after the Sale Date as more completely described in Section 2.01 of the Purchase and Sale Agreement, including, but not limited to, the right to collect the Servicing Fee for any payments on the Mortgage Loans on or after the Sale Date notwithstanding the due date of such payment; provided, however, that Alliance's obligations pursuant to Sections 12.01, 12.04, 12.05 and 12.07 of the Pooling and Servicing Agreement shall survive the transaction contemplated by the Purchase and Sale Agreement and shall accordingly not be assigned or transferred to IndyMac (the "Transferred Servicing Assets"), and (ii) IndyMac hereby (a) accepts and assumes the Transferred Servicing Assets, (b) assumes and agrees to discharge the due and punctual performance and observance of each covenant and condition to be performed and observed by Servicer under the Pooling and Servicing Agreement accruing from and after the Sale Date, and (c) assumes and agrees to be bound by all terms and conditions of the Pooling and Servicing Agreement accruing from and after the Sale Date.

As of the Sale Date, and in furtherance of the transactions set forth in the Purchase and Sale Agreement, (i) Alliance hereby transfers and assigns to IndyMac all of its rights, powers, duties, responsibilities, obligations and liabilities as Servicer under the Subservicing Agreement with respect to the Mortgage Loans accruing from and after the Sale Date, including, but not limited to, the right to collect the Servicing Fee for any payments on the Mortgage Loans on or after the Sale Date notwithstanding the due date of such payment (the "Transferred Subservicing Assets"), and (ii) IndyMac hereby (a) accepts and assumes the Transferred Subservicing Assets, (b) assumes and agrees to discharge the due and punctual performance and observance of each


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covenant and condition to be performed and observed by Alliance under the
Subservicing Agreement accruing from and after the Sale Date, and (c) assumes and agrees to be bound by all terms and conditions of the Subservicing Agreement from and after the Sale Date; provided, however, that upon the Transfer Date (as defined in the Purchase and Sale Agreement), Alliance shall pay to GMAC the applicable deboarding fees pursuant to Section 8.01 of the Subservicing Agreement.

In accordance with Section 3.06(c) of the Subservicing Agreement, on each Remittance Date (as defined in the Subservicing Agreement) between the Sale Date and the Transfer Date, GMAC shall remit to IndyMac the Excess Servicing Strip (as defined in the Subservicing Agreement) pursuant to the wiring instructions set forth below.


Wells Fargo Bank
ABA No.: 121000248
Account Name: Indy Mac Bank Clearing Account
Account No.: 4121202469
Beneficiary Address: 155 N. Lake Ave., Pasadena, CA 91101
Ref: Attn: Nilesh Patel- SF from GMAC


In addition, all notices and communications from GMAC to IndyMac shall be addressed to the following:


Nilesh Patel, IR Manager
Phone: (626) 535-5009
Fax: (626) 229-6469
Emai1: Nilesh.Patel@imb.com


Each of IndyMac and the Master Servicer hereby agrees and acknowledges that Alliance shall not be responsible for monitoring any of the obligations of IndyMac as successor servicer under the Pooling and Servicing Agreement on and after the Sale Date with regard to the administration or servicing of the Mortgage Loans under the Pooling and Servicing Agreement. In addition, each of Indy Mac and the Master Servicer hereby agrees and acknowledges that (i) on and after the Sale Date (a) Alliance shall not have any liability for the administration or servicing by IndyMac of the Mortgage Loans under the Pooling and Servicing Agreement and (b) Alliance shall be released from a11 liability under the Pooling and Servicing Agreement with respect to the administration or servicing of the Mortgage Loans accruing after the Sale Date and (ii) for the period prior to the Sale Date, Alliance shall remain subject to the liability under the Pooling and Servicing Agreement with respect to the administration or servicing or the Mortgage Loans.

Each of IndyMac, the Master Servicer and Alliance hereby agrees and acknowledges that, as of the Transfer Date (as defined in the Purchase and Sale Agreement)
(i) GMAC shall no longer be obligated to act as Back-Up Servicer under the Pooling and Servicing Agreement, and


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that GMAC shall be released from all its right, title, interest and obligations under the Pooling and Servicing Agreement with respect to its role as Back-Up Servicer, (ii) the Subservicing Agreement shall be terminated and GMAC shall not longer be obligated to act as subservicer under such Subservicing Agreement. Notwithstanding the foregoing, (a) GMAC's and Alliance's obligations pursuant to Section 6.02 of the Subservicing Agreement shall survive termination of the Subservicing Agreement and (b) GMAC's obligations pursuant to Article X of the Subservicing Agreement shall survive termination of the Subservicing Agreement.

By its signature below, GMAC acknowledges and consents to the appointment of IndyMac as successor to Alliance as Servicer under the Subservicing Agreement as of the Sale Date and the termination of the Subservicing Agreement as of the Transfer Date.

By its signature below, the Master Servicer acknowledges and consents to the appointment of Indy Mac as successor to Alliance as Servicer under the Pooling and Servicing Agreement as of the Sale Date and GMAC's termination as Back-Up Servicer as of the Transfer Date under the Pooling and Servicing Agreement.

Furthermore, by its signature below the Master Servicer acknowledges that it has received, in form and substance satisfactory to it, (i) the Rating Agency confirmations, (ii) an Officer's Certificate, (iii) and an Opinion of Counsel and (iv) the Purchase and Sale Agreement (an executed copy of which it has received), each of which is contemplated by Section 6.05 of the Pooling and Servicing Agreement.


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Very truly yours,


ALLIANCE BANCORP



By: /s/ Lisa A. Duehring
Name: Lisa A. Duehring
Title: President/ CEO



INDYMAC BANK, F.S.B.



By: /s/ Stenwyn A. Joseph
Name: Stenwyn A. Joseph
Title: SVP Servicing Assets Manager


Acknowledged and Accepted:


WELLS FARGO BANK, NATIONAL ASSOCATION
as Master Servicer for the holders of the Alliance Securities Corp. Mortgage Backed Pass-Through Certificates, Series 2007-OA1,



By: Peter A. Gobell
Name: Peter A. Gobell
Title: Vice President


Acknowledged and Accepted:


GMAC MORTGAGE, LLC
as Back-Up Servicer and Subservicer



By: /s/ Wesley B. Howland
Name: Wesley B. Howland
Title: Vice President





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EXHIBIT 1

MORTGAGE LOANS



(provided Upon Request)